UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23908)

KKR US Direct Lending Fund-U Inc.

(Exact name of registrant as specified in charter)

555 California Street, 50th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Lori Hoffman

KKR Credit Advisors (US) LLC

555 California Street, 50th Floor

San Francisco, CA 94104

(Name and address of agent for service)

(415) 315-3620

Registrant’s telephone number, including area code

Date of fiscal year end: December 31, 2024

Date of reporting period: December 31, 2024

Item 1. Reports to Stockholders.

KKR US Direct Lending Fund-U Inc.

Annual Report

December 31, 2024

US Direct Lending Fund-U Inc.	December 31, 2024

The KKR US Direct Lending Fund-U Inc. (the “Company”) publicly files its complete consolidated schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT, and the reports for the last month in each quarter are made publicly available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Company voted proxies relating to portfolio securities during the most recent period ended June 30, will be available (i) without charge, upon request, by calling 855-862-6092; and (ii) on the Commission’s website at http://www.sec.gov.

INFORMATION ABOUT THE COMPANY’S DIRECTORS

The Company’s Statement of Additional Information includes information about the Company’s Directors and is available without charge, upon request, by calling 855-844-8655 and by visiting the Commission’s website at www.sec.gov.

US Direct Lending Fund-U Inc.	December 31, 2024

Management’s Discussion of Fund Performance

Credit Market Review – December 31, 2024

The credit markets performed well in 2024, driven by a strong economic backdrop, a shift in monetary policy, and continued borrower resilience. Although- economic growth slightly decelerated year over year, it remained positive, with the U.S. defying expectations of a hard landing and avoiding a recession despite the challenges posed by prior rate hikes. Inflation decelerated allowing the Federal Reserve to reduce rates from their peak by 75 basis points (“bps”) to 4.5%, easing financial conditions while stabilizing the credit markets. Default rates increased modestly, but they remained below prior recessionary peak levels. Against this backdrop, coupled with increasing demand for credit and income-oriented assets, credit spreads firmed and remained tight throughout 2024.

As we enter 2025, the outlook for credit markets remains positive, although caution is warranted given persistent geopolitical and macroeconomic challenges. We believe inflation will remain sticky, supporting a “higher for longer” base rate environment. This reinforces the importance of investing in recession-resilient sectors and limiting exposure to companies with variable demand or exposure to policy uncertainty. Further, we believe economic fundamentals will also remain strong and growth is anticipated to remain positive, supported by stable demand. Borrowers with pricing power and well-capitalized operations will be best positioned to navigate potential headwinds. Generally, we have seen companies in the direct lending market navigate the post-COVID challenges of inflation, interest rates, softer consumer spending and pull-backs in corporate investment spending well by managing cost and nimble execution. Many companies have successfully managed higher input costs through pricing adjustments, operational efficiencies, and disciplined working capital management. Larger, well-capitalized borrowers with strong management teams have proven adept at maintaining margins and cash flows, providing a stable foundation for direct lending portfolios. Thus, we continue to adhere to our disciplined underwriting process and the careful evaluation of operating performance and margin trends as they are critical to identifying high-quality investment opportunities.

We anticipate seeing an increase in new investment activity across current incumbent positions, refinancing activity and new mergers and acquisitions (“M&A”). Our portfolio continues to afford us compelling opportunities through add-on investments as borrowers grow, and we expect this to be a consistent trend in 2025. Additionally, sustained market volatility and the rising cost of capital led many borrowers to delay refinancing, which ultimately created a persistent maturity wall. Last year, we saw record refinancing activity and expect this activity to continue to be a meaningful source of deal flow in 2025.

Importantly, despite the reopening of the capital markets, we have seen larger borrowers evaluating both private and syndicated markets for financing. This dynamic has created more opportunities to lean into facilitating the refinancing for deals that transition from syndicated-to-private markets. Consistent with the past year, we anticipate seeing more privately originated deals transition to the syndicated markets and vice versa as the markets ebb and flow.

Lastly, in our view, the most volatile source of transaction flow has been the lack of M&A activity. Like many, we are optimistic that 2025 holds a particularly favorable outlook in this area, driven by a confluence of factors. We anticipate mean reversion following the low periods of activity during 2022-2023’s market volatility. The pent-up need for private equity sponsors to monetize existing assets coupled with constructive public market valuations sets the tone for broader expansion of the M&A-driven opportunity set in 2025.

Direct lending assets remain attractive on both an absolute and relative basis, offering strong cash yields and attractive all-in spread for senior secured risk. Prospective total returns look more attractive today than it has for the last decade post the Global Financial Crisis. Today, we believe unlevered asset yields for senior direct lending assets will continue to generate between ~9-10% driven due to the attractive illiquidity premiums of ~150-200bps and healthy all-in spread levels. While the Fed has shifted to begin easing, we believe that this will happen

US Direct Lending Fund-U Inc.	December 31, 2024

gradually, and we anticipate the “resting heart rate” for base rates will remain higher than they have in the past. Additionally, as rates come down, we anticipate private equity buyouts will rebound give the increased pressure for sponsors to return capital to investors. This increased activity should promote a healthy deal environment for private corporate credit lenders. Overall, we are excited about the investing backdrop that 2025 brings. We expect to have an expanded target-rich environment for new investments due to the anticipated increase in M&A. Direct lending valuations are attractive on an absolute and relative basis. Favorable economic fundamentals will support the existing portfolio performance. We look forward to capitalizing on these tailwinds in 2025 and beyond.

Fund Description & Performance

KKR US Direct Lending Fund-U Inc. (the “Company”) is a closed-end, diversified portfolio of senior direct lending investments targeting primarily upper middle market companies with EBITDA of $50 million or above across the United States. Over time, we have moved further upmarket to partner with larger borrowers, which we believe are better risk-adjusted investments. The Company seeks to be highly diversified across defensive, non-cyclical industries across a number of borrowers.

The Company’s overall objective is to generate attractive returns, primarily in the form of interest or coupon payments, with a focus on principal protection. KKR expects the types and drivers of senior lending opportunities identified for the Company to be varied and dynamic. Investment opportunities could arise from corporate activities such as acquisition financings, refinancings, capital expenditures, mergers and financial sponsor dividends, among others, in addition to general corporate purpose requirements. These activities and requirements could in turn be driven by specific corporate actions and idiosyncratic company events, by regional macroeconomic issues or by sector or industry challenges, among other circumstances.

For the year ended December 31, 2024, the Company’s total return, net of fees, inclusive of dividends, was 13.69%. By comparison, leveraged loans (as measured by the Morningstar LSTA US Leveraged Loan Index) returned 8.95% for the same period.

As of December 31, 2024, the Company’s portfolio is comprised of the following:

Investments in securities	% of net assets

Senior Secured Loans - First Lien	101.3%

Money Market Funds	1.5%

Total Investments in securities	102.8%

Business Updates

We thank you for your partnership and continued investment in the KKR US Direct Lending Fund-U Inc. We look forward to continued communications and will keep you apprised of the progress of the Company specifically and the private credit market environment.

US Direct Lending Fund-U Inc.	December 31, 2024

Disclosures

The Morningstar LSTA US Leveraged Loan Index is a market value-weighted index designed to measure the performance of the US leveraged loan market based upon market weightings, spreads and interest payments. The index was rolled out in 2000, and it was backloaded with four years of data dating to 1997.

It is not possible to invest directly in an index.

Past performance is not an indication of future results. Returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, expense limitations and the effects of compounding. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions. Total investment return and principal value of your investment will fluctuate, and your shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. An investment in the Company involves risk, including the risk of loss of principal. For a discussion of the Company’s risks, see Risk Considerations, Note 3 to the consolidated financial statements.

Must be preceded or accompanied by a prospectus.

An imbalance in supply and demand in the income market may result in valuation uncertainties and greater volatility, less liquidity, widening credit spreads and a lack of price transparency in the market. Investments in income securities may be affected by changes in the creditworthiness of the issuer and are subject to the risk of non–payment of principal and interest. The value of income securities also may decline because of real or perceived concerns about the issuer’s ability to make principal and interest payments. Borrowing to increase investments (leverage) will exaggerate the effect of any increase or decrease in the value of Company investments. Investments rated below investment grade (typically referred to as “junk”) are generally subject to greater price volatility and illiquidity than higher rated investments. As interest rates rise, the value of certain income investments is likely to decline. Senior loans are subject to prepayment risk. Investments in foreign instruments or currencies can involve greater risk and volatility than US investments because of adverse market economic, political, regulatory, geopolitical or other conditions. Changes in the value of investments entered for hedging purposes may not match those of the position being hedged. The Company may engage in other investment practices that may involve additional risks.

US Direct Lending Fund-U Inc.	December 31, 2024

KKR US Direct Lending Fund-U Inc.
Value of $25,000
$31,000
$30,000
$29,000
$28,000
$27,000
$26,000
$25,000
$24,000
10/12/2023
10/31/2023
11/30/2023
12/31/2023
1/31/2024
2/28/2024
3/31/2024
4/30/2024
5/31/2024
6/30/2024
7/31/2024
8/30/2024
9/30/2024
10/31/2024
11/30/2024
12/31/2024
KKR US Direct Lending Fund-U Inc.
Morningstar LSTA US Leveraged Loan Index ®

Average Annual Total Returns Year Ended December 31, 2024	One Year	Since Inception (1)	Value of $25,000 investment at the time of inception as of 12/31/2024

KKR US Direct Lending Fund-U Inc.	13.69%	19.46%	$29,864

Morningstar LSTA US Leveraged Loan Index ®	8.95%	12.08%	$28,020

(1)	The Company commenced operations on October 12, 2023.

The graph reflects the performance of a hypothetical $25,000 investment in Common Shares of the Company for the period from inception through December 31, 2024. The performance shown in the table of average annual total returns is for Common Shares for the year ended December 31, 2024 and from the inception date through December 31, 2024. The Company’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Past performance is not an indication of future results. The above graph and average annual total returns table does not reflect the deduction of taxes that a shareholder would pay on the Company’s distributions or the sale of the Company’s Common Shares.

US Direct Lending Fund-U Inc.	December 31, 2024

Consolidated Schedule of Investments

(Stated in United States Dollars, unless otherwise noted)

(In thousands, except share data)

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes

Senior Secured Loans - First Lien – 101.3%

Air Freight & Logistics – 4.9%
CSafe Global	Revolver 1L 03/24	SOFR + 5.75%	3/8/2029	$3,598	$2,519	(a) (b) (c)
CSafe Global	TL 1L 03/24 GBP	SONIA + 5.75%	12/14/2028	4,823	6,098	(a) (b) (g)
CSafe Global	TL 1L 03/24	SOFR + 5.75%	12/14/2028	34,566	34,912	(a) (b)
CSafe Global	TL 1L 11/24	SOFR + 5.75%	12/14/2028	811	819	(a) (b)
CSafe Global	TL 1L DD 03/24	SOFR + 5.75%	12/14/2028	1,462	1,477	(a) (b)

Application Software – 5.0%
Granicus Inc	Revolver 1L 01/24	SOFR + 5.25%	1/17/2031	2,282	-	(a) (b) (c)
Granicus Inc	TL 1L 01/24 (Unitranche) PIK	SOFR + 3.50% (2.25% PIK)	1/17/2031	16,321	16,484	(a) (b) (d)
Granicus Inc	TL 1L DD 01/24 PIK	SOFR + 3.00% (2.25% PIK)	1/17/2031	6,070	6,107	(a) (b) (d)
Granicus Inc	TL 1L DD 08/24 PIK	SOFR + 3.00% (2.25% PIK)	1/17/2031	1,410	3	(a) (b) (c) (d)
Misys Ltd	Revolver 1L 09/23	SOFR + 7.25%	9/13/2029	1,536	955	(a) (b) (c)
Misys Ltd	TL 1L 09/23	SOFR + 7.25%	9/13/2029	14,693	14,986	(a) (b)
Personify Health Inc	TL 1L 11/23 PIK	SOFR + 3.25% (3.00% PIK)	11/8/2029	8,755	8,842	(b) (d)

Asset Management & Custody Banks – 0.9%
Rockefeller Capital Management LP	TL 1L 04/24	SOFR + 4.75%	4/4/2031	8,439	8,524	(a) (b)
Rockefeller Capital Management LP	TL 1L DD 12/24	SOFR + 4.75%	4/4/2031	2,053	21	(a) (b) (c)

Cargo Ground Transportation – 1.6%
Lazer Logistics Inc	Revolver 1L 05/23	SOFR + 5.00%	5/4/2029	1,388	-	(a) (b) (c)
Lazer Logistics Inc	TL 1L 11/23	SOFR + 5.00%	5/6/2030	519	521	(a) (b)
Lazer Logistics Inc	TL 1L B 05/23 (Unitranche)	SOFR + 5.00%	5/6/2030	11,336	11,393	(a) (b)
Lazer Logistics Inc	TL 1L DD 05/23	SOFR + 5.00%	5/6/2030	1,718	1,726	(a) (b)
Lazer Logistics Inc	TL 1L DD 11/23	SOFR + 5.00%	5/6/2030	2,494	1,055	(a) (b) (c)

Commercial & Residential Mortgage Finance – 0.9%
Rialto Capital Management LLC	Revolver 1L 12/24	SOFR + 5.00%	12/5/2030	299	-	(b) (c)
Rialto Capital Management LLC	TL 1L 12/24	SOFR + 5.00%	12/5/2030	8,657	8,571	(b)

Construction & Engineering – 4.6%
Turnpoint Services Inc	Revolver 1L 06/24	SOFR + 5.00%	6/17/2030	1,236	(8)	(a) (b) (c)
Turnpoint Services Inc	TL 1L 06/24	SOFR + 5.00%	6/17/2031	10,088	10,025	(a) (b)
Turnpoint Services Inc	TL 1L DD 06/24	SOFR + 5.00%	6/17/2031	1,978	(12)	(a) (b) (c)
Woolpert Inc	Revolver 1L 05/24	SOFR + 5.00%	4/5/2029	4,832	169	(a) (b) (c)

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes
Woolpert Inc	TL 1L 05/24	SOFR + 5.00%	4/5/2030	$30,887	$31,295	(a) (b)
Woolpert Inc	TL 1L DD 05/24	SOFR + 5.00%	4/5/2030	9,656	1,666	(a) (b) (c)

Construction Machinery & Heavy Transportation Equipment – 0.6%
Shaw Development LLC	TL 1L 10/23	SOFR + 6.00%	10/30/2029	5,708	5,572	(a) (b)
Shaw Development LLC	TL 1L DD 10/23	SOFR + 6.00%	10/30/2029	685	(16)	(a) (b) (c)

Consumer Finance – 1.4%
Homrich & Berg Inc	Revolver 1L 11/24	SOFR + 4.50%	8/18/2031	1,512	98	(b) (c)
Homrich & Berg Inc	TL 1L 11/24	SOFR + 4.50%	11/17/2031	6,299	6,236	(b)
Homrich & Berg Inc	TL 1L DD 11/24	SOFR + 4.50%	11/17/2031	7,559	(76)	(b) (c)
MAI Capital Management LLC	Revolver 1L 08/24	SOFR + 4.75%	8/29/2031	1,260	165	(a) (b) (c)
MAI Capital Management LLC	TL 1L 08/24	SOFR + 4.75%	8/29/2031	5,704	5,692	(a) (b)
MAI Capital Management LLC	TL 1L DD 08/24	SOFR + 4.75%	8/29/2031	3,352	1,054	(a) (b) (c)
Wealth Enhancement Group LLC	Revolver 1L 05/22	SOFR + 5.00%	10/4/2028	176	-	(a) (b) (c)
Wealth Enhancement Group LLC	TL 1L DD 02/24	SOFR + 5.00%	10/4/2028	600	435	(a) (b) (c)
Wealth Enhancement Group LLC	TL 1L DD 12/24	SOFR + 5.00%	10/4/2028	4,237	(11)	(a) (b) (c)

Diversified Financial Services – 1.6%
Safe-Guard Products International LLC	Revolver 1L 03/24	SOFR + 4.75%	4/3/2030	2,450	-	(a) (b) (c)
Safe-Guard Products International LLC	TL 1L 03/24	SOFR + 4.75%	4/3/2030	15,050	15,155	(a) (b)

Diversified Support Services – 12.8%
Apex Service Partners LLC	Revolver 1L 09/24	SOFR + 5.00%	10/24/2029	641	436	(a) (b) (c)
Apex Service Partners LLC	TL 1L 09/24	SOFR + 5.00%	10/24/2030	7,519	7,529	(a) (b)
Apex Service Partners LLC	TL 1L 09/24 (Replacement)	SOFR + 5.00%	10/24/2030	1,936	1,939	(a) (b)
Apex Service Partners LLC	TL 1L DD 09/24 (OpCo)	SOFR + 5.00%	10/24/2030	13,436	3,907	(a) (b) (c)
Lexitas Inc	TL 1L DD 11/22	SOFR + 6.25%	5/18/2029	18,847	19,036	(a) (b)
Lexitas Inc	TL 1L DD 03/23	SOFR + 6.25%	5/18/2029	10,458	10,563	(a) (b)
Lexitas Inc	TL 1L DD 03/24	SOFR + 6.25%	5/18/2029	14,831	921	(a) (b) (c)
Magna Legal Services LLC	Revolver 1L 11/22	SOFR + 6.50%	11/22/2028	1,034	-	(a) (b) (c)
Magna Legal Services LLC	TL 1L 11/22	SOFR + 6.50%	11/22/2029	8,719	8,806	(a) (b)
Magna Legal Services LLC	TL 1L DD 11/22	SOFR + 6.50%	11/22/2029	2,441	2,465	(a) (b)
Magna Legal Services LLC	TL 1L DD 12/23	SOFR + 6.00%	11/21/2029	3,930	1,363	(a) (b) (c)
Service Express Inc	Revolver 1L 08/24	SOFR + 4.75%	8/15/2031	3,330	470	(a) (b) (c)
Service Express Inc	TL 1L 08/24	SOFR + 4.75%	8/15/2031	24,473	24,350	(a) (b)
Service Express Inc	TL 1L DD 08/24	SOFR + 4.75%	8/15/2031	5,827	(29)	(a) (b) (c)
USIC Holdings Inc	Revolver 1L 09/24	SOFR + 5.25%	9/10/2031	4,741	1,084	(a) (b) (c)
USIC Holdings Inc	TL 1L 09/24	SOFR + 5.50%	9/10/2031	37,249	37,432	(a) (b)
USIC Holdings Inc	TL 1L DD 09/24	SOFR + 5.50%	9/10/2031	2,196	156	(a) (b) (c)

Education Services – 1.3%
Cadence Education LLC	Revolver 1L 05/24	SOFR + 5.00%	5/1/2030	1,767	-	(a) (b) (c)

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes
Cadence Education LLC	TL 1L 05/24 (Unitranche)	SOFR + 5.00%	5/1/2031	$11,477	$11,488	(a) (b)
Cadence Education LLC	TL 1L DD 05/24	SOFR + 5.00%	5/1/2031	2,997	960	(a) (b) (c)

Electrical Component & Equipment – 4.5%
Clarience Technologies LLC	Revolver 1L 02/24	SOFR + 5.75%	2/13/2030	4,519	-	(a) (b) (c)
Clarience Technologies LLC	TL 1L 02/24	SOFR + 5.75%	2/13/2031	41,485	41,899	(a) (b)
Clarience Technologies LLC	TL 1L DD 02/24	SOFR + 5.75%	2/13/2031	4,519	45	(a) (b) (c)

Environmental & Facilities Services – 3.6%
CLEAResult Consulting Inc	Revolver 1L 08/24	SOFR + 5.00%	8/27/2031	2,366	1,043	(a) (b) (c)
CLEAResult Consulting Inc	TL 1L 08/24	SOFR + 5.00%	8/27/2031	14,197	14,068	(a) (b)
CLEAResult Consulting Inc	TL 1L DD 08/24	SOFR + 5.00%	8/27/2031	3,549	(32)	(a) (b) (c)
Heritage Environmental Services Inc	Revolver 1L 01/24	SOFR + 5.50%	1/31/2030	2,454	-	(a) (b) (c)
Heritage Environmental Services Inc	TL 1L 01/24	SOFR + 5.25%	1/31/2031	16,586	16,752	(a) (b)
Heritage Environmental Services Inc	TL 1L 09/24	SOFR + 5.00%	1/31/2031	1,834	1,847	(a) (b)
Heritage Environmental Services Inc	TL 1L DD 09/24	SOFR + 5.00%	1/31/2031	974	7	(a) (b) (c)

Food Distributors – 1.7%
Lipari Foods LLC	TL 1L 10/22	SOFR + 6.50%	10/31/2028	14,744	14,581	(b)
Lipari Foods LLC	TL 1L DD 10/22	SOFR + 6.50%	10/31/2028	1,895	1,874	(b)

Health Care Equipment – 3.0%
Zeus Industrial Products Inc	Revolver 1L 02/24	SOFR + 5.50%	2/28/2030	3,624	-	(a) (b) (c)
Zeus Industrial Products Inc	TL 1L 02/24	SOFR + 5.50%	2/28/2031	25,840	26,098	(a) (b)
Zeus Industrial Products Inc	TL 1L DD 02/24	SOFR + 5.50%	2/28/2031	4,832	1,739	(a) (b) (c)

Health Care Facilities – 1.0%
VetCor Professional Practices LLC	TL 1L B 08/22	SOFR + 5.75%	8/31/2029	4,478	4,478	(b)
VetCor Professional Practices LLC	TL 1L DD 09/23	SOFR + 6.00%	8/31/2029	5,066	5,066	(b)

Health Care Services – 8.6%
Affordable Care Inc	TL 1L 08/21	SOFR + 5.50%	8/2/2028	3,241	3,236	(a) (b)
Affordable Care Inc	TL 1L DD 08/21	SOFR + 5.50%	8/2/2028	580	579	(a) (b)
Affordable Care Inc	TL 1L DD 08/23	SOFR + 6.00%	8/2/2028	628	628	(a) (b)
Amerivet Partners Management Inc	TL 1L 02/22	SOFR + 5.25%	2/25/2028	3,843	3,843	(a) (b)
Dental Care Alliance Inc	TL 1L 03/21	SOFR + 6.40%	4/3/2028	3,804	3,720	(a) (b)
Dental Care Alliance Inc	TL 1L 02/22	SOFR + 6.40%	4/3/2028	416	406	(a) (b)
Dental Care Alliance Inc	TL 1L DD 02/22	SOFR + 6.40%	4/3/2028	207	202	(a) (b)
MB2 Dental Solutions LLC	Revolver 1L 02/24	SOFR + 5.50%	2/13/2031	2,113	-	(a) (b) (c)
MB2 Dental Solutions LLC	TL 1L 02/24 (Unitranche)	SOFR + 5.50%	2/13/2031	30,278	30,551	(a) (b)
MB2 Dental Solutions LLC	TL 1L DD 1 02/24	SOFR + 5.50%	2/13/2031	10,563	2,250	(a) (b) (c)
MB2 Dental Solutions LLC	TL 1L DD 2 02/24	SOFR + 5.50%	2/13/2031	4,373	4,413	(a) (b)
PSKW LLC (dba ConnectiveRx)	TL 1L 12/24	SOFR + 5.50%	3/9/2028	32,094	32,094	(a) (b)

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes

Health Care Technology – 3.9%
Netsmart Technologies Inc	Revolver 1L 08/24	SOFR + 4.75%	8/25/2031	$4,935	$-	(a) (b) (c)
Netsmart Technologies Inc	TL 1L 08/24 PIK	SOFR + 2.50% (2.70% PIK)	8/25/2031	36,543	36,543	(a) (b) (d)
Netsmart Technologies Inc	TL 1L DD 08/24 PIK	SOFR + 2.50% (2.70% PIK)	8/25/2031	4,838	-	(a) (b) (c) (d)

Hotels, Resorts & Cruise Lines – 0.5%
Highgate Hotels Inc	Revolver 1L 11/23	SOFR + 5.50%	11/5/2029	531	-	(a) (b) (c)
Highgate Hotels Inc	TL 1L 11/23	SOFR + 5.50%	11/5/2029	4,203	4,245	(a) (b)

Human Resource & Employment Services – 0.6%
Insight Global LLC	Revolver 1L 11/24	SOFR + 5.00%	9/22/2028	3,326	-	(a) (b) (c)
Insight Global LLC	TL 1L 11/24	SOFR + 5.00%	9/22/2028	5,865	5,865	(a) (b)

Insurance Brokers – 12.8%
Alera Group Intermediate Holdings Inc	TL 1L 09/21	SOFR + 5.25%	10/2/2028	2,233	2,233	(a) (b)
Alera Group Intermediate Holdings Inc	TL 1L DD 09/21	SOFR + 5.25%	10/2/2028	635	635	(a) (b)
Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	SOFR + 5.25%	10/2/2028	1,564	1,564	(a) (b)
Alera Group Intermediate Holdings Inc	TL 1L DD 11/23	SOFR + 5.75%	10/2/2028	3,363	3,217	(a) (b) (c)
DOXA Insurance Holdings LLC	Revolver 1L 12/23	SOFR + 5.50%	12/20/2029	1,027	-	(a) (b) (c)
DOXA Insurance Holdings LLC	TL 1L 12/23	SOFR + 5.25%	12/20/2030	4,757	4,804	(a) (b)
DOXA Insurance Holdings LLC	TL 1L DD 12/23	SOFR + 5.25%	12/20/2030	4,523	4,415	(a) (b) (c)
DOXA Insurance Holdings LLC	TL 1L DD 05/24	SOFR + 5.00%	12/20/2030	4,371	27	(a) (b) (c)
Foundation Risk Partners Corp	Revolver 1L 10/21	SOFR + 5.25%	10/29/2029	1,195	-	(a) (b) (c)
Foundation Risk Partners Corp	TL 1L 10/21	SOFR + 5.25%	10/29/2030	4,136	4,153	(a) (b)
Foundation Risk Partners Corp	TL 1L DD 10/21	SOFR + 5.25%	10/29/2030	296	297	(a) (b)
Foundation Risk Partners Corp	TL 1L DD 11/23	SOFR + 5.25%	10/29/2030	7,119	7,149	(a) (b)
Foundation Risk Partners Corp	TL 1L DD 05/24	SOFR + 5.25%	10/29/2030	3,187	1,639	(a) (b) (c)
Galway Partners Holdings LLC	Revolver 1L 09/21	SOFR + 4 50%	9/29/2028	746	62	(a) (b) (c)
Galway Partners Holdings LLC	TL 1L 07/24	SOFR + 4.50%	9/29/2028	14,139	14,139	(a) (b)
Galway Partners Holdings LLC	TL 1L DD 04/23	SOFR + 4.50%	9/29/2028	8,002	8,002	(a) (b)
Higginbotham Insurance Agency Inc	TL 1L DD 03/24	SOFR + 4.75%	11/24/2028	2,313	670	(a) (b) (c)
Integrity Marketing Group LLC	Revolver 1L 08/24	SOFR + 5.00%	8/28/2028	543	-	(a) (b) (c)
Integrity Marketing Group LLC	TL 1L 08/24	SOFR + 5.00%	8/25/2028	19,848	19,848	(a) (b)
Integrity Marketing Group LLC	TL 1L DD 08/24	SOFR + 5.00%	8/28/2028	4,989	-	(a) (b) (c)
RSC Insurance Brokerage Inc	Revolver 1L 11/19	SOFR + 4.75%	11/1/2029	1,850	-	(b) (c)
RSC Insurance Brokerage Inc	TL 1L 11/21	SOFR + 4.75%	11/1/2029	560	565	(b)
RSC Insurance Brokerage Inc	TL 1L DD 10/23	SOFR + 4.75%	11/1/2029	10,065	10,148	(b)
RSC Insurance Brokerage Inc	TL 1L DD 11/23	SOFR + 4.75%	11/1/2029	35,161	35,449	(b)
RSC Insurance Brokerage Inc	TL 1L DD 08/24	SOFR + 4.75%	11/1/2029	7,228	59	(b) (c)
RSC Insurance Brokerage Inc	TL 1L DD2 11/24	SOFR + 4.75%	11/1/2029	1,286	1,297	(b)

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes

IT Consulting & Other Services – 0.5%
New Era Technology Inc	TL 1L 04/21	SOFR + 6.25%	10/31/2026	$1,636	$1,603	(a) (b)
New Era Technology Inc	TL 1L DD 04/21	SOFR + 6.25%	10/31/2026	1,584	1,553	(a) (b)
New Era Technology Inc	TL 1L DD 04/22	SOFR + 6.25%	10/31/2026	1,211	1,187	(a) (b)

Property & Casualty Insurance – 3.8%
Alacrity Solutions Group LLC	TL 1L 12/21	SOFR + 5.25%	12/22/2028	4,455	3,169	(b) (h)
J S Held LLC	Revolver 1L 10/24	SOFR + 5.50%	6/1/2028	1,804	-	(a) (b) (c)
J S Held LLC	TL 1L B 10/24	SOFR + 5.50%	6/1/2028	31,320	31,439	(a) (b)
J S Held LLC	TL 1L DD 10/24	SOFR + 5.50%	6/1/2028	5,226	1,411	(a) (b) (c)

Publishing – 2.0%
RBmedia	Revolver 1L 08/23	SOFR + 5.75%	8/31/2028	749	-	(b) (c)
RBmedia	TL 1L 08/23	SOFR + 5.75%	9/3/2030	9,159	9,326	(b)
RBmedia	TL 1L 08/24	SOFR + 5.75%	9/3/2030	9,509	9,683	(b)

Real Estate Services – 0.5%
SitusAMC Holdings Corp	TL 1L 12/21	SOFR + 5.50%	12/22/2027	4,408	4,443	(a) (b)

Research & Consulting Services – 0.6%
BDO USA PA	TL 1L 08/23	SOFR + 5.00%	8/31/2028	5,614	5,622	(a) (b)

Specialized Consumer Services – 5.4%
Legends Hospitality LLC	Revolver 1L 08/24	SOFR + 5.00%	8/22/2030	3,589	351	(b) (c)
Legends Hospitality LLC	TL 1L 08/24	SOFR + 5.00%	8/22/2031	30,723	30,656	(b)
Legends Hospitality LLC	TL 1L DD 08/24	SOFR + 5.00%	8/22/2031	1,795	(4)	(b) (c)
Spotless Brands LLC	TL 1L 02/23	SOFR + 5.75%	7/25/2028	5,904	5,946	(a) (b)
Spotless Brands LLC	TL 1L DD 02/23	SOFR + 5.75%	7/25/2028	8,988	9,051	(a) (b)
Spotless Brands LLC	TL 1L DD E 08/24	SOFR + 5.50%	7/25/2028	8,204	4,484	(a) (b) (c)

Specialty Chemicals – 2.4%
DuBois Chemicals Inc	Revolver 1L 06/24	SOFR + 4.75%	6/13/2031	3,818	-	(a) (b) (c)
DuBois Chemicals Inc	TL 1L 06/24	SOFR + 4.50%	6/13/2031	22,831	22,886	(a) (b)
DuBois Chemicals Inc	TL 1L DD 06/24	SOFR + 4.75%	6/13/2031	3,818	9	(a) (b) (c)

Systems Software – 6.8%
Gigamon Inc	TL 1L 03/22	SOFR + 5.75%	3/9/2029	4,430	4,307	(a) (b)
OEConnection LLC	Revolver 1L 04/24	SOFR + 5.00%	4/22/2031	2,002	(20)	(a) (b) (c)
OEConnection LLC	TL 1L 04/24	SOFR + 5.00%	4/22/2031	18,360	18,180	(a) (b)
OEConnection LLC	TL 1L DD 04/24	SOFR + 5.00%	4/22/2031	3,203	(31)	(a) (b) (c)
OEConnection LLC	TL 1L DD 12/24	SOFR + 5.00%	4/22/2031	1,482	(7)	(a) (b) (c)
Veriforce LLC	Revolver 1L 11/24	SOFR + 5.00%	11/21/2031	2,923	(15)	(a) (b) (c)
Veriforce LLC	TL 1L 11/24 GBP	SONIA + 5.00%	11/21/2031	10,600	13,203	(a) (b) (g)

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Issuer	Asset	Reference Rate & Spread	Maturity Date	Par	Fair Value	Footnotes
Veriforce LLC	TL 1L 11/24	SOFR + 5.00%	11/21/2031	$28,946	$28,802	(a) (b)
Veriforce LLC	TL 1L DD-2 11/24	SOFR + 5.00%	11/21/2031	3,655	(18)	(a) (b) (c)

Trading Companies & Distributors – 3.5%
Individual FoodService	TL 1L B 10/24	SOFR + 5.00%	10/31/2029	14,828	14,868	(a) (b)
Individual FoodService	TL 1L DD B 10/24	SOFR + 5.00%	10/31/2029	436	95	(a) (b) (c)
Radwell International LLC	Revolver 1L 04/22	SOFR + 5.50%	4/1/2028	1,360	272	(a) (b) (c)
Radwell International LLC	TL 1L 12/22	SOFR + 5.50%	4/1/2029	17,776	17,776	(a) (b)
Radwell International LLC	TL 1L DD 11/24	SOFR + 5.50%	4/1/2029	16,178	-	(a) (b) (c)

Total Senior Secured Loans - First Lien (Amortized Cost – $942,673)					$953,967

TOTAL INVESTMENTS (Cost – $942,673) – 101.3%					$953,967

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Issuer	Asset	Shares	Fair Value	Footnotes

Money Market Funds – 1.5%

U.S. Government Securities – 1.5%

BNY Mellon U.S. Treasury Fund	Money Market Fund Shares	625,629	$626	(e)

State Street Institutional U.S. Government Money Market Fund	Opportunity Class	14,155,548	14,156	(f)

TOTAL MONEY MARKET FUNDS (Cost – $14,782) – 1.5%			$14,782

TOTAL INVESTMENTS INCLUDING MONEY MARKET FUNDS (Cost – $957,455) – 102.8%			$968,749

OTHER ASSETS EXCEEDING LIABILITIES, NET – (2.8%)			(26,575)

NET ASSETS – 100.0%			$942,174

TL	Term loan
DD	Delayed draw term loan
1L	First lien
SOFR	Secured Overnight Financing Rate as of December 31, 2024 was 4.5%
SONIA	Sterling Overnight Index Average as of December 31, 2024 was 4.7%
(a)	Security considered restricted.
(b)	Value determined using significant unobservable inputs.
(c)	Investment is an unfunded or partially funded commitment.
(d)	Represents a payment-in-kind (“PIK”) security which may pay interest in additional par. PIK rate disclosed is excluded from the spread.
(e)	The money market fund’s average 7-day yield as of December 31, 2024 was 4.1%.
(f)	The money market fund’s average 7-day yield as of December 31, 2024 was 4.4%.
(g)	Par value is in GBP.
(h)	Asset is on non-accrual status.

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Consolidated Statement of Assets and Liabilities

(In thousands, except shares and per share value)

As of December 31, 2024
Assets
Investments, at fair value (cost – $942,673)	$953,967
Cash and cash equivalents	16,143
Subscription receivable	90,000
Interest receivable	7,115
Other assets	4,462

Total assets	1,071,687

Liabilities
Credit facility	114,657
Distribution payable	9,085
Deferred tax liability	1,358
Interest payable	1,345
Administration and custody fees payable	466
Due to Adviser	151
Directors’ fees payable	37
Other accrued expenses	2,414

Total liabilities	129,513

Commitment and Contingencies (Note 8)

Net Assets:
Common Shares, $0.001 par value, unlimited shares authorized, 901,373 shares issued and outstanding	1
Capital in excess of par value	932,181
Retained earnings (accumulated deficit)	9,992

Net assets	$942,174

Net Asset Value Per Share:
Net asset value, price per share	$1,045.27

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Consolidated Statement of Operations

(In thousands)

For the Year Ended December 31, 2024
Investment income

Interest income	$69,550

Structuring fee income	4,904

Payment-in-kind interest income	1,304

Other income	2,657

Total investment income	78,415

Expenses

Management fee	8,005

Interest expense	7,447

Professional fees	1,785

Administration and custody fees	399

Directors’ fees	84

Other expenses	315

Total expenses	18,035
Less: Fees waived by the Adviser	(8,005)

Net expenses	10,030

Net investment income	68,385

Realized and unrealized gains (losses)

Net realized gains (losses) on investments and foreign currencies	675

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,271

Benefit (provision) for income taxes	99

Net realized and unrealized gains (losses)	6,045

Net increase (decrease) in net assets resulting from operations	$74,430

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Consolidated Statements of Changes in Net Assets

(In thousands)

	For the Year Ended December 31, 2024	For the Period from October 12, 2023 (Commencement of Operations) to December 31, 2023

Increase (decrease) in net assets resulting from operations

Net investment income	$68,385	$5,122

Net realized gains (losses) on investments and foreign currencies	675	47

Net change in unrealized appreciation (depreciation) on investments and foreign currencies	5,271	6,340

Benefit (provision) for income taxes	99	(1,457)

Net increase (decrease) in net assets resulting from operations	74,430	10,052

Distributions to shareholders

Net investment income	(68,940)	(4,825)

Capital gains	(790)	—

Total distributions to shareholders	(69,730)	(4,825)

Shareholder transactions (Note 7)

Subscriptions	670,644	261,603

Increase from shareholder transactions	670,644	261,603

Net increase (decrease) in net assets	675,344	266,830

Net assets:

Beginning of period	266,830	—

End of period	$942,174	$266,830

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Consolidated Statement of Cash Flows

(In thousands)

For the Year Ended December 31, 2024
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$74,430
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(702,483)
Payment-in-kind interest	(1,304)
Proceeds from sale and repayments of investments	58,100
Net change in unrealized (appreciation) depreciation on investments and foreign currencies	(5,271)
Net realized (gains) losses on investments and foreign currencies	(675)
Net accretion/amortization of premiums/discounts	(1,366)
Amortization of deferred financing costs	470
Changes in assets and liabilities:
(Increase) decrease in interest receivable	(2,333)
(Increase) decrease in other assets	(2,080)
Increase (decrease) in payable for investments purchased	(1,509)
Increase (decrease) in other accrued expenses	990
Increase (decrease) in administration and custody fees payable	378
Increase (decrease) in interest payable	(197)
Increase (decrease) in deferred tax liability	(99)
Increase (decrease) in due to Adviser	(47)
Increase (decrease) in Directors’ fees payable	12

Net cash provided by (used in) operating activities	(582,984)

Cash Flows from Financing Activities:
Subscription for shares	595,000
Proceeds from credit facility	561,736
Repayments of credit facility	(572,500)
Distributions paid to shareholders	(4,825)
Deferred financing costs paid	(1,398)

Net cash provided by (used in) financing activities	578,013

Effect of exchange rate changes on cash	(73)

Net Increase (Decrease) in Cash and Cash Equivalents	(5,044)

Cash and Cash Equivalents:
Beginning balance	21,187

Ending balance	$16,143

Supplemental disclosure of cash flow information and non-cash financing activities:
Cash paid for interest expense	$7,174
Reinvestment of distributions	$60,644

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Financial Highlights

(In thousands, except shares and per share value)

	For the Year Ended December 31, 2024	For the Period from October 12, 2023(1) to December 31, 2023

Common Shares
Per Share Operating Performance(2)
Net asset value, beginning of period	$1,028.01	$1,000.00
Income from investment operations:
Net investment income	122.48	24.28
Net realized and unrealized gains (losses)	18.21	29.59

Total from investment operations	140.69	53.87

Distributions from:
Net investment income	(122.45)	(25.86)
Capital gains	(0.98)	—

Total distributions	(123.43)	(25.86)
Net asset value, end of period	$1,045.27	$1,028.01

Total return(3)	13.69%	5.39%

Ratio to average net assets
Expenses, before waiver	3.09%	4.92%(4)
Expenses, after waiver	1.72%	3.79%(4)
Net investment income, before waiver	10.35%	8.17%(4)
Net investment income, after waiver	11.72%	9.30%(4)
Supplemental data
Net assets, end of period	$942,174	$266,830
Portfolio turnover rate(3)	8.84%	1.29%

(1)	Common Shares commenced operations on October 12, 2023.
(2)	Per share calculations were performed using the weighted average shares outstanding for the period.
(3)

Total return and portfolio turnover rate are for the period indicated and have not been annualized. Total return assumes a purchase of common shares at the net asset value on the first day and a sale at the net asset value on the last day of each period reported on the table. Total return assumes reinvestment of distributions.

(4)	Annualized.

See accompanying notes to consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

Notes to Consolidated Financial Statements

(In thousands, except shares and per share value)

1. Organization

KKR US Direct Lending Fund-U Inc. (the “Company”) was organized on May 2, 2023 as a statutory trust under the laws of the State of Delaware. The Company is a closed-end registered management investment company, which commenced operations on October 12, 2023 and converted into a Delaware corporation on October 13, 2023. The Company seeks to generate current income. The Company is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”). KKR Credit Advisors (US) LLC serves as the Company’s investment adviser (the “Adviser”).

2. Summary of Significant Accounting Policies

Basis of Presentation — The accompanying consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The Company is an investment company following accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these consolidated financial statements. Actual results could differ from those estimates.

Basis of Consolidation — The Company’s consolidated financial statements include balances of both the Company and its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated upon consolidation.

Valuation of Investments — The Board of Directors (the “Board”) of the Company has adopted valuation policies and procedures to ensure investments are valued in a manner consistent with GAAP as required by the 1940 Act. The Board designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act (the “Valuation Designee”). The Valuation Designee has primary responsibility for implementing the Company’s valuation policies and procedures.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters, or derived from such prices or parameters. Where observable prices or inputs are not available, valuation models are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity for disclosure purposes.

Assets and liabilities recorded at fair value on the Consolidated Statement of Assets and Liabilities are categorized based upon the level of judgment associated with the inputs used to measure their value. Hierarchical levels, as defined under GAAP, are directly related to the amount of subjectivity associated with the inputs to fair valuations of these assets and liabilities, and are as follows:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

US Direct Lending Fund-U Inc.	December 31, 2024

Level 2 — Inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar instruments in active markets, and inputs other than quoted prices that are observable for the asset or liability.

Level 3 — Inputs are unobservable for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability.

A significant decrease in the volume and level of activity for the asset or liability is an indication that transactions or quoted prices may not be representative of fair value because in such market conditions there may be increased instances of transactions that are not orderly. In those circumstances, further analysis of transactions or quoted prices is needed, and a significant adjustment to the transactions or quoted prices may be necessary to estimate fair value.

The availability of observable inputs can vary depending on the financial asset or liability and is affected by a wide variety of factors, including, for example, the type of product, whether the product is new, whether the product is traded on an active exchange or in the secondary market, and the current market condition. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Company in determining fair value is greatest for instruments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the asset. The variability of the observable inputs affected by the factors described above may cause transfers between Levels 1, 2 and/or 3.

Many financial assets and liabilities have bid and ask prices that can be observed in the marketplace. Bid prices reflect the highest price that the Company and others are willing to pay for an asset. Ask prices represent the lowest price that the Company and others are willing to accept for an asset. For financial assets and liabilities whose inputs are based on bid-ask prices, the Company does not require that fair value always be a predetermined point in the bid-ask range. The Company’s policy is to allow for mid-market pricing and adjust to the point within the bid-ask range that meets the Company’s best estimate of fair value.

Investments are generally valued based on quotations from third party pricing services, unless such a quotation is unavailable or is determined to be unreliable or inadequately representing the fair value of the particular assets. In that case, valuations are based on either valuation data obtained from one or more other third party pricing sources, including broker dealers selected by the Adviser, or will reflect the Valuation Committee’s good faith determination of fair value based on other factors considered relevant. For assets classified as Level 3, valuations are based on various factors including financial and operating data of the company, company-specific developments, market valuations of comparable companies and model projections.

The fair value of certain unfunded investments in delayed draw term loans and revolving lines of credit may at times be priced at less than par value resulting in a financial liability in the Consolidated Schedule of Investments. These values are temporary and the funding of the commitment will result in these investments valued as financial assets.

For the year ended December 31, 2024, there have been no significant changes to the Company’s fair value methodologies.

US Direct Lending Fund-U Inc.	December 31, 2024

Investment Transactions — Investment transactions are accounted for on the trade date, the date the order to buy or sell is executed. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including payment-in-kind (“PIK”) interest income, is accrued as earned. PIK interest income is capitalized as additional principal, or collected in cash, on the interest payment dates.

Revenue Recognition — The Company records interest income on an accrual basis to the extent that it expects to collect such amounts. The Company does not accrue as a receivable interest on loans if it has reason to doubt its ability to collect such income. The Company’s policy is to place investments on non-accrual status when there is reasonable doubt that interest income will be collected. The Company considers many factors relevant to an investment when placing it on or removing it from non-accrual status including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Company will receive any previously accrued interest, then the accrued interest will be written off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Company’s judgment.

Cash and Cash Equivalents — Cash and cash equivalents include cash on hand, cash held in banks and highly liquid investments with maturities of three or fewer months at the time of acquisition. Cash equivalents consist of money market funds with financial institutions and are classified as Level 1 in the fair value hierarchy.

Deferred Financing Costs — The Company has incurred financing costs related to the establishment of a secured revolving credit facility. The aforementioned costs were capitalized as an asset and are being amortized on a straight-line basis over each instrument’s term.

Foreign Currency Transactions — The books and records of the Company are maintained in U.S. dollars. All investments denominated in foreign currency are converted to the U.S. dollar using prevailing exchange rates at the end of the reporting period. Income, expenses, gains and losses on investments denominated in foreign currency are converted to the U.S. dollar using the prevailing exchange rates on the dates when the transactions occurred.

Distributions to Shareholders — Distributions of net investment income are generally declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes — The Company has elected to be treated and has qualified, and intends to continue to qualify in each taxable year, as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Company will not be subject to federal income tax to the extent the Company satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its gross investment company taxable income and capital gains to its shareholders based on the Company’s fiscal year end of December 31.

Based on excise tax distribution requirements, the Company is subject to a 4% nondeductible federal excise tax on undistributed income unless the Company distributes in a timely manner in each taxable year an amount at least equal to the sum of (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in prior years. For this purpose, however, any ordinary income or capital gain net income retained by the Company that is subject to corporate income tax is considered to have been distributed.

US Direct Lending Fund-U Inc.	December 31, 2024

The Company evaluates tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50.0%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Company’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions for the open tax year (2024). However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities, on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of December 31, 2024, the Company did not have a liability for any unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year ended December 31, 2024, the Company did not incur any interest or penalties.

Recent Accounting Pronouncements — In December 2023, the FASB issued ASU 2023 - 09 “Improvements to Income Tax Disclosures” (“ASU 2023–09”). ASU 2023–09 intends to enhance the transparency and decision usefulness of income tax disclosures, requiring disaggregated information about an entity’s effective tax rate reconciliation as well as income taxes paid. This is effective for fiscal years beginning after December 15, 2024. The Company is currently assessing the impact of this guidance, however, the Company does not expect a material impact on its consolidated financial statements.

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which enhances disclosure requirements about significant segment expenses that are regularly provided to the chief operating decision maker (the “CODM”). ASU 2023-07, among other things, (i) requires a single segment public entity to provide all of the disclosures as required by ASC 280, (ii) requires a public entity to disclose the title and position of the CODM and an explanation of how the CODM uses the reported measure(s) of segment profit or loss in assessing segment performance and deciding how to allocate resources and (iii) provides the ability for a public entity to elect more than one performance measure. ASU 2023-07 is effective for the fiscal years beginning after December 15, 2023, and interim periods beginning with the first quarter ended March 31, 2025. Early adoption is permitted and retrospective adoption is required for all prior periods presented. The Company has adopted ASU 2023-07 effective December 31, 2024 and concluded that the application of this guidance did not have any material impact on its consolidated financial statements. See Note 11 for more information on the effects of the adoption of ASU 2023-07.

3. Risk Considerations

The Company invests mainly in debt securities. These investments may involve certain risks, including, but not limited to, those described below:

Global Economic and Market Conditions — The Company is materially affected by market, economic and political conditions and events, such as natural disasters, epidemics and pandemics, wars, supply chain disruptions, economic sanctions, globally and in the jurisdictions and sectors in which it invests or operates, including factors affecting interest rates, the availability of credit, currency exchange rates and trade barriers. For example, conflict between Russia and Ukraine, the conflict between Hamas and Israel, rapid and unpredictable interest rate changes, heightened inflation, supply chain disruptions, geopolitical risks, economic sanctions, volatility in the banking and financial sectors as well as responses to government actions or interventions have disrupted global economies and financial markets, and their prolonged economic impact is uncertain. Market, economic and political conditions and events are outside the Adviser’s control and could adversely affect the Company’s

US Direct Lending Fund-U Inc.	December 31, 2024

operations and performance and the liquidity and value of the Company’s investments and reduce the ability of the Company to make attractive new investments.

Leverage Risk — Leverage is a speculative technique that may expose the Company to greater risk and increased costs. When leverage is used, the net asset value of the Company’s shares and the Company’s investment return will likely be more volatile. The use of leverage may also increase the Company’s sensitivity to interest rate environments.

Market Risk — Bond markets rise and fall daily. As with any investment with performance tied to these markets, the value of an investment in the Company will fluctuate, which means that shareholders could lose money.

Interest Rate Risk — Interest rates will rise and fall over time. During periods when interest rates are low, the Company’s yield and total return also may be low. Changes in interest rates also may affect the Company’s share price and a sharp rise in interest rates could cause the Company’s share price to fall. The longer the Company’s duration, the more sensitive to interest rate movements its share price is likely to be. Changes in fiscal, economic, monetary and other policies or measures have in the past, and may in the future, cause or exacerbate the risks associated with changing interest rates.

Credit Risk — The Company is subject to the risk that decline in the credit quality of an investment could cause the Company to lose money or underperform. The Company could lose money if the issuer or guarantor of an investment fails to make timely principal or interest payments or otherwise honor its obligations.

Second Lien Risk — Investments in second lien loans and “last out” pieces of unitranche loans will be junior in priority to the first lien loans and “first out” piece of the same unitranche loan with respect to payment of principal, interest and other amounts. Consequently, the fact that debt is secured does not guarantee that the Company will receive principal and interest payments according to the debt’s terms, or at all, or that the Company will be able to collect on the debt should it be forced to enforce its remedies.

Liquidity Risk — A particular investment may be difficult to purchase or sell. The Company may be unable to sell illiquid securities at an advantageous time or price.

Prepayment and Extension Risk — The Company’s investments are subject to the risk that the investments may be paid off earlier or later than expected. Either situation could cause the Company to hold investments paying lower than market rates of interest, which could hurt the Company’s yield or share price.

Issuer Risk — The value of securities may decline for number of reasons that directly relate to the issuer, such as its financial strength, management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets.

For more information on these and other risks, refer to the Company’s private placement memorandum.

4. Agreements and Related Party Transactions

Investment Advisory Agreement — The Adviser provides day-to-day portfolio management services to the Company and has discretion to purchase and sell investments in accordance with the Company’s objectives, policies, and restrictions. For the services it provides to the Company, the Adviser receives an annual fee, payable monthly in arrears by the Company, in an amount equal to 1.25% of the Company’s month end net assets (the “Management Fee”). The Adviser has agreed to reduce its Management Fee to an annual rate of 0.00% of the Company’s month end net assets (the “Management Fee Waiver”). The Management Fee Waiver will remain in effect through at least December 31, 2025, though the Adviser does not currently intend to terminate the Management Fee Waiver after that date. After December 31, 2025, the Management Fee Waiver may be terminated only upon 60 days’ notice by the Board or the Adviser.

US Direct Lending Fund-U Inc.	December 31, 2024

During the year ended December 31, 2024, the Adviser earned a Management Fee of $8,005 and waived fees of $8,005.

Administrator, Custodian and Transfer Agent — KKR Credit Advisors (US) LLC also serves as the Company’s administrator (the “Administrator”) pursuant to an administration agreement under which the Administrator is responsible for providing administrative and accounting services. The Administrator has also entered into a sub-administration agreement with The Bank of New York Mellon. The Company has engaged The Bank of New York Mellon as the Company’s custodian and has engaged BNY Mellon Investment Servicing (US) Inc. as the Company’s transfer agent.

Distributor — Pursuant to a Distribution Agreement, KKR Capital Markets LLC (the “Distributor”), an affiliate of the Adviser, serves as distributor of the Company’s shares. The Company’s shares do not incur distribution or servicing fees.

Exemptive Relief — In an order dated January 5, 2021, the SEC granted exemptive relief that permits the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions, including investments originated and directly negotiated by the Adviser with certain affiliates of the Adviser.

Other — Certain officers of the Company are also employees and officers of the Adviser. Such officers are paid no fees by the Company for serving as officers of the Company.

5. Fair Value

The following table presents information about the Company’s assets measured on a recurring basis as of December 31, 2024, and indicates the fair value hierarchy of the inputs utilized by the Company to determine such fair value:

Description	Level 1	Level 2	Level 3	Total

Investments:
Senior Secured Loans – First Lien	$—	$—	$953,967	$953,967
Money Market Funds	14,782	—	—	14,782
Total Investments including Money Market Funds	$14,782	$—	$953,967	$968,749

The following are the details of the restricted securities of the Company:

Issuer(1)	Asset	Par	Cost	Fair Value	Acquisition Date	% of Net Assets

Senior Secured Loans – First Lien
Affordable Care Inc	TL 1L 08/21	$3,241	$3,221	$3,236	10/13/2023	0.34%
Affordable Care Inc	TL 1L DD 08/21	580	583	579	10/13/2023	0.06%
Affordable Care Inc	TL 1L DD 08/23	628	616	628	10/13/2023	0.07%
Alera Group Intermediate Holdings Inc	TL 1L 09/21	2,233	2,144	2,233	10/13/2023	0.24%
Alera Group Intermediate Holdings Inc	TL 1L DD 09/21	635	609	635	10/13/2023	0.07%
Alera Group Intermediate Holdings Inc	TL 1L DD 11/23	3,363	3,170	3,217	11/17/2023	0.34%
Alera Group Intermediate Holdings Inc	TL 1L DD 12/21	1,564	1,501	1,564	10/13/2023	0.17%
Amerivet Partners Management Inc	TL 1L 02/22	3,843	3,722	3,843	10/13/2023	0.41%
Apex Service Partners LLC	Revolver 1L 09/24	641	436	436	9/24/2024	0.05%
Apex Service Partners LLC	TL 1L 09/24	7,519	7,431	7,529	10/24/2023	0.80%
Apex Service Partners LLC	TL 1L 09/24 (Replacement)	1,936	1,913	1,939	10/24/2023	0.21%
Apex Service Partners LLC	TL 1L DD 09/24 (OpCo)	13,436	3,824	3,907	9/24/2024	0.41%
BDO USA PA	TL 1L 08/23	5,614	5,522	5,622	10/13/2023	0.60%
Cadence Education LLC	Revolver 1L 05/24	1,767	-	-	5/1/2024	0.00%
Cadence Education LLC	TL 1L 05/24 (Unitranche)	11,477	11,426	11,488	5/1/2024	1.21%
Cadence Education LLC	TL 1L DD 05/24	2,997	930	960	5/1/2024	0.10%
Clarience Technologies LLC	Revolver 1L 02/24	4,519	-	-	2/13/2024	0.00%

US Direct Lending Fund-U Inc.	December 31, 2024

Issuer(1)	Asset	Par	Cost	Fair Value	Acquisition Date	% of Net Assets
Clarience Technologies LLC	TL 1L 02/24	$41,485	$41,122	$41,899	2/13/2024	4.45%
Clarience Technologies LLC	TL 1L DD 02/24	4,519	(39)	45	2/13/2024	0.00%
CLEAResult Consulting Inc	Revolver 1L 08/24	2,366	1,065	1,043	8/27/2024	0.11%
CLEAResult Consulting Inc	TL 1L 08/24	14,197	14,062	14,068	8/27/2024	1.49%
CLEAResult Consulting Inc	TL 1L DD 08/24	3,549	(17)	(32)	8/27/2024	0.00%
CSafe Global	Revolver 1L 03/24	3,598	2,519	2,519	3/8/2024	0.27%
CSafe Global	TL 1L 03/24 (GBP)(2)	4,823	6,191	6,098	3/8/2024	0.65%
CSafe Global	TL 1L 03/24	34,566	34,531	34,912	3/8/2024	3.70%
CSafe Global	TL 1L DD 03/24	1,462	1,450	1,477	3/8/2024	0.16%
Dental Care Alliance Inc	TL 1L 03/21	3,804	3,702	3,720	10/13/2023	0.39%
Dental Care Alliance Inc	TL 1L 02/22	416	404	406	10/13/2023	0.04%
Dental Care Alliance Inc	TL 1L DD 02/22	207	202	202	10/13/2023	0.02%
DOXA Insurance Holdings LLC	Revolver 1L 12/23	1,027	-	-	12/20/2023	0.00%
DOXA Insurance Holdings LLC	TL 1L 12/23	4,757	4,716	4,804	12/20/2023	0.51%
DOXA Insurance Holdings LLC	TL 1L DD 12/23	4,523	4,331	4,415	12/20/2023	0.47%
DOXA Insurance Holdings LLC	TL 1L DD 05/24	4,371	(20)	27	5/28/2024	0.00%
DuBois Chemicals Inc	Revolver 1L 06/24	3,818	-	-	6/13/2024	0.00%
DuBois Chemicals Inc	TL 1L 06/24	22,831	22,726	22,886	6/13/2024	2.43%
DuBois Chemicals Inc	TL 1L DD 06/24	3,818	(18)	9	6/13/2024	0.00%
Foundation Risk Partners Corp	Revolver 1L 10/21	1,195	-	-	5/22/2024	0.00%
Foundation Risk Partners Corp	TL 1L 10/21	4,136	3,989	4,153	10/13/2023	0.44%
Foundation Risk Partners Corp	TL 1L DD 10/21	296	286	297	10/13/2023	0.03%
Foundation Risk Partners Corp	TL 1L DD 11/23	7,119	7,060	7,149	11/17/2023	0.76%
Foundation Risk Partners Corp	TL 1L DD 05/24	3,187	1,611	1,639	5/22/2024	0.17%
Galway Partners Holdings LLC	Revolver 1L 09/21	746	62	62	7/25/2024	0.01%
Galway Partners Holdings LLC	TL 1L 07/24	14,139	14,022	14,139	7/25/2024	1.50%
Galway Partners Holdings LLC	TL 1L DD 04/23	8,002	7,887	8,002	10/13/2023	0.85%
Gigamon Inc	TL 1L 03/22	4,430	4,358	4,307	10/13/2023	0.46%
Granicus Inc	Revolver 1L 01/24	2,282	-	-	1/17/2024	0.00%
Granicus Inc	TL 1L 01/24 (Unitranche) PIK	16,321	16,253	16,484	1/17/2024	1.75%
Granicus Inc	TL 1L DD 01/24 PIK	6,070	6,059	6,107	1/17/2024	0.65%
Granicus Inc	TL 1L DD 08/24 PIK	1,410	(7)	3	8/2/2024	0.00%
Heritage Environmental Services Inc	Revolver 1L 01/24	2,454	-	-	1/31/2024	0.00%
Heritage Environmental Services Inc	TL 1L 01/24	16,586	16,478	16,752	1/31/2024	1.78%
Heritage Environmental Services Inc	TL 1L 09/24	1,834	1,834	1,847	9/27/2024	0.20%
Heritage Environmental Services Inc	TL 1L DD 09/24	974	(5)	7	9/27/2024	0.00%
Higginbotham Insurance Agency Inc	TL 1L DD 03/24	2,313	650	670	3/27/2024	0.07%
Highgate Hotels Inc	Revolver 1L 11/23	531	-	-	11/3/2023	0.00%
Highgate Hotels Inc	TL 1L 11/23	4,203	4,169	4,245	11/3/2023	0.45%
Individual FoodService	TL 1L B 10/24	14,828	14,566	14,868	10/11/2024	1.58%
Individual FoodService	TL 1L DD B 10/24	436	94	95	10/11/2024	0.01%
Insight Global LLC	Revolver 1L 11/24	3,326	-	-	11/1/2024	0.00%
Insight Global LLC	TL 1L 11/24	5,865	5,775	5,865	10/13/2023	0.62%
Integrity Marketing Group LLC	Revolver 1L 08/24	543	(1)	-	10/13/2023	0.00%
Integrity Marketing Group LLC	TL 1L 08/24	19,848	19,224	19,848	10/13/2023	2.11%
Integrity Marketing Group LLC	TL 1L DD 08/24	4,989	(7)	-	8/27/2024	0.00%
J S Held LLC	Revolver 1L 10/24	1,804	-	-	10/2/2024	0.00%
J S Held LLC	TL 1L B 10/24	31,320	31,320	31,439	10/2/2024	3.34%
Lazer Logistics Inc	Revolver 1L 05/23	1,388	(2)	-	10/13/2023	0.00%
Lazer Logistics Inc	TL 1L 11/23	519	517	521	11/6/2023	0.06%
Lazer Logistics Inc	TL 1L B 05/23 (Unitranche)	11,336	11,168	11,393	10/13/2023	1.21%
Lazer Logistics Inc	TL 1L DD 05/23	1,718	1,713	1,726	10/13/2023	0.18%
Lazer Logistics Inc	TL 1L DD 11/23	2,494	1,033	1,055	11/6/2023	0.11%
Lexitas Inc	TL 1L DD 11/22	18,847	18,388	19,036	10/13/2023	2.02%
Lexitas Inc	TL 1L DD 03/23	10,458	10,434	10,563	10/13/2023	1.12%
Lexitas Inc	TL 1L DD 03/24	14,831	647	921	3/26/2024	0.10%
Magna Legal Services LLC	Revolver 1L 11/22	1,034	(3)	-	10/13/2023	0.00%

US Direct Lending Fund-U Inc.	December 31, 2024

Issuer(1)	Asset	Par	Cost	Fair Value	Acquisition Date	% of Net Assets
Magna Legal Services LLC	TL 1L 11/22	$8,719	$8,451	$8,806	10/13/2023	0.93%
Magna Legal Services LLC	TL 1L DD 11/22	2,441	2,308	2,465	10/13/2023	0.26%
Magna Legal Services LLC	TL 1L DD 12/23	3,930	1,291	1,363	12/22/2023	0.14%
MAI Capital Management LLC	Revolver 1L 08/24	1,260	168	165	8/29/2024	0.02%
MAI Capital Management LLC	TL 1L 08/24	5,704	5,677	5,692	8/29/2024	0.60%
MAI Capital Management LLC	TL 1L DD 08/24	3,352	1,046	1,054	8/29/2024	0.11%
MB2 Dental Solutions LLC	Revolver 1L 02/24	2,113	-	-	2/13/2024	0.00%
MB2 Dental Solutions LLC	TL 1L 02/24 (Unitranche)	30,278	30,014	30,551	2/13/2024	3.24%
MB2 Dental Solutions LLC	TL 1L DD 1 02/24	10,563	2,063	2,250	2/13/2024	0.24%
MB2 Dental Solutions LLC	TL 1L DD 2 02/24	4,373	4,297	4,413	2/13/2024	0.47%
Misys Ltd	Revolver 1L 09/23	1,536	954	955	10/13/2023	0.10%
Misys Ltd	TL 1L 09/23	14,693	14,411	14,986	10/13/2023	1.59%
Netsmart Technologies Inc	Revolver 1L 08/24	4,935	-	-	8/23/2024	0.00%
Netsmart Technologies Inc	TL 1L 08/24 PIK	36,543	36,371	36,543	8/23/2024	3.87%
Netsmart Technologies Inc	TL 1L DD 08/24 PIK	4,838	(23)	-	8/23/2024	0.00%
New Era Technology Inc	TL 1L 04/21	1,636	1,610	1,603	10/13/2023	0.17%
New Era Technology Inc	TL 1L DD 04/21	1,584	1,559	1,553	10/13/2023	0.16%
New Era Technology Inc	TL 1L DD 04/22	1,211	1,192	1,187	10/13/2023	0.13%
OEConnection LLC	Revolver 1L 04/24	2,002	-	(20)	4/22/2024	0.00%
OEConnection LLC	TL 1L 04/24	18,360	18,277	18,180	4/22/2024	1.93%
OEConnection LLC	TL 1L DD 04/24	3,203	(14)	(31)	4/22/2024	0.00%
Radwell International LLC	Revolver 1L 04/22	1,360	277	272	10/13/2023	0.03%
Radwell International LLC	TL 1L 12/22	17,776	17,509	17,776	10/13/2023	1.89%
Rockefeller Capital Management LP	TL 1L 04/24	8,439	8,364	8,524	4/4/2024	0.90%
Safe-Guard Products International LLC	Revolver 1L 03/24	2,450	-	-	4/3/2024	0.00%
Safe-Guard Products International LLC	TL 1L 03/24	15,050	14,941	15,155	10/13/2023	1.61%
Service Express Inc	Revolver 1L 08/24	3,330	497	470	8/15/2024	0.05%
Service Express Inc	TL 1L 08/24	24,473	24,357	24,350	8/15/2024	2.58%
Service Express Inc	TL 1L DD 08/24	5,827	(28)	(29)	8/15/2024	0.00%
Shaw Development LLC	TL 1L 10/23	5,708	5,662	5,572	10/30/2023	0.59%
Shaw Development LLC	TL 1L DD 10/23	685	(6)	(16)	10/30/2023	0.00%
SitusAMC Holdings Corp	TL 1L 12/21	4,408	4,310	4,443	10/13/2023	0.47%
Spotless Brands LLC	TL 1L 02/23	5,904	5,650	5,946	10/13/2023	0.63%
Spotless Brands LLC	TL 1L DD 02/23	8,988	8,958	9,051	10/13/2023	0.96%
Spotless Brands LLC	TL 1L DD E 08/24	8,204	4,447	4,484	8/30/2024	0.48%
Turnpoint Services Inc	Revolver 1L 06/24	1,236	-	(8)	6/17/2024	0.00%
Turnpoint Services Inc	TL 1L 06/24	10,088	9,995	10,025	6/17/2024	1.06%
Turnpoint Services Inc	TL 1L DD 06/24	1,978	(18)	(12)	6/17/2024	0.00%
USIC Holdings Inc	Revolver 1L 09/24	4,741	1,084	1,084	9/10/2024	0.12%
USIC Holdings Inc	TL 1L 09/24	37,249	37,071	37,432	9/10/2024	3.97%
USIC Holdings Inc	TL 1L DD 09/24	2,196	145	156	9/10/2024	0.02%
Wealth Enhancement Group LLC	Revolver 1L 05/22	176	-	-	2/2/2024	0.00%
Wealth Enhancement Group LLC	TL 1L DD 02/24	600	427	435	2/2/2024	0.05%
Woolpert Inc	Revolver 1L 05/24	4,832	169	169	5/8/2024	0.02%
Woolpert Inc	TL 1L 05/24	30,887	30,887	31,295	5/8/2024	3.32%
Woolpert Inc	TL 1L DD 05/24	9,656	1,453	1,666	5/8/2024	0.18%
Zeus Industrial Products Inc	Revolver 1L 02/24	3,624	-	-	2/28/2024	0.00%
Zeus Industrial Products Inc	TL 1L 02/24	25,840	25,669	26,098	2/28/2024	2.77%
Zeus Industrial Products Inc	TL 1L DD 02/24	4,832	1,659	1,739	2/28/2024	0.18%

Total			$716,678	$727,299

(1)	Refer to the Consolidated Schedule of Investments for more details on securities listed
(2)	Par value is in GBP.

US Direct Lending Fund-U Inc.	December 31, 2024

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Senior Secured Loans – First Lien
Balance as of December 31, 2023	$301,225
Purchases	702,483
Payment-in-kind interest	1,304
Sales and paydowns	(58,100)
Accretion of discount (amortization of premium)	1,366
Net change in unrealized appreciation (depreciation)	4,953
Net realized gains (losses)	736

Balance as of December 31, 2024	$953,967

Net change in unrealized appreciation (depreciation) of investments held at December 31, 2024	$3,557

No securities were transferred into or out of the Level 3 hierarchy during the year ended December 31, 2024.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2024:

Financial Asset	Fair Value	Valuation Technique(1)	Unobservable Inputs(2)	Range (Weighted Average)(3)	Impact to Valuation from an Increase in Input
Senior Secured Loans – First Lien	$953,967	Yield Analysis	Yield	8.30% - 12.38% (9.56%)	Decrease

			Discount Margin	0.85% - 3.40% (1.40%)	Decrease

			EBITDA Multiple	8.50x - 22.75x (14.45x)	Increase

1)

For the assets that have more than one valuation technique, the Company may rely on the techniques individually or in aggregate based on a weight ascribed to each one ranging from 0.0%-100.0%. When determining the weighting ascribed to each valuation methodology, the Company considers, among other factors, the availability of direct market comparables, the applicability of a discounted cash flow analysis and the expected hold period and manner of realization for the investment. These factors can result in different weightings among the investments and in certain instances, may result in up to a 100.0% weighting to a single methodology.

(2)

The significant unobservable inputs used in the fair value measurement of the Company’s assets and liabilities may include the last twelve months (“LTM”) EBITDA multiple, weighted average cost of capital, discount margin, probability of default, loss severity and constant prepayment rate. In determining certain of these inputs, management evaluates a variety of factors including economic, industry and market trends and developments, market valuations of comparable companies, and company specific developments including potential exit strategies and realization opportunities. Significant increases or decreases in any of these inputs in isolation could result in significantly lower or higher fair value measurement.

(3)	Weighted average amounts are based on the estimated fair values.

6. Investment Transactions

The cost of investments purchased and the proceeds from the sale of investments, other than short-term investments, for the year ended December 31, 2024 were as follows:

Purchases	$702,483
Payment-in-kind interest	$1,304
Sales	$58,100

US Direct Lending Fund-U Inc.	December 31, 2024

7. Shareholder Transactions

At December 31, 2024, the Company has unlimited common shares authorized with a par value of $0.001 per share. Shareholder transactions were as follows:

	For the Year Ended December 31, 2024
	Shares	Amount

Common Shares(1)
Subscriptions	641,813	$670,644

Total	641,813	$670,644

(1)	All outstanding shares of the Company are held by an affiliate of the Adviser

The following table reflects the distributions per share that the Company has declared on its Common Shares during the year ended December 31, 2024:

			For the Year Ended December 31, 2024
Declaration Date	Record Date	Payment Date	Distribution per Share	Distribution Amount

March 29, 2024	March 31, 2024	May 31, 2024	$32.54	$12,180
June 27, 2024	June 30, 2024	July 31, 2024	31.38	14,679
September 30, 2024	September 30, 2024	October 31, 2024	30.06	19,516
October 31, 2024	October 31, 2024	November 30,2024	8.64	6,603
November 27, 2024	November 29, 2024	December 31, 2024	9.56	7,667
December 31, 2024	December 31, 2024	January 31, 2025	11.25	9,085

Total			$123.43	$69,730

8. Commitments and Contingencies

The Company may enter into certain credit agreements, of which all or a portion may be unfunded. The Company will maintain sufficient liquidity to fund these commitments at the borrower’s discretion. As of December 31, 2024, total unfunded commitments and fair value on these credit agreements were $219,522 and $277 respectively.

Under the Company’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In the normal course of business, the Company enters into contracts that contain a variety of representations that provide general indemnifications. The Company’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Company. However, based on experience, management expects the risk of loss to be remote.

US Direct Lending Fund-U Inc.	December 31, 2024

9.  Federal Income Taxes

The timing and characterization of certain income, capital gains, and return of capital distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. As a result, the net investment income/loss and net realized gain/loss on investment transactions for a reporting period may differ significantly from distributions during such period. These book to tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings, as appropriate, in the period in which the differences arise.

As of December 31, 2024, the Company’s most recent fiscal year end, the following permanent differences have been reclassified (to)/from the following accounts:

Distributable Earnings	Paid-in Capital
$55	$(55)

The tax character of distributions declared for the year ended December 31, 2023 and the year ended December 31, 2024 are as follows:

	Ordinary Income	Return of capital	Total
December 31, 2023	$4,825	$—	$4,825
December 31, 2024*	$69,579	$151	$69,730

*	The final tax character of any distribution declared in 2024 will be determined in January 2025 and reported to shareholders on IRS Form 1099-DIV in accordance with federal income tax regulations.

As of December 31, 2024, the components of accumulated distributable earnings on a tax basis for the Company are as follows:

Undistributed Ordinary Income	Net Unrealized Appreciation	Other Temporary Differences	Total Accumulated Gains
$ —	$11,611	$(1,619)	$9,992

Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. As of December 31, 2024, the Company had no non-expiring capital loss carry-forwards.

As of December 31, 2024, the total cost of securities for federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Company are as follows:

Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$950,247	$13,514	$(1,903)	$11,611

As a result of a transaction prior to the conversion of the trust to a corporation and election to be treated as a regulated investment company, the Company recorded a federal and state deferred tax liability of $1,097 and $261, respectively, as of December 31, 2024. The Company recorded an income tax benefit of $99 for the year ended December 31, 2024.

10.  Debt Obligations

On October 6, 2023, KKR US EVDL Funding LLC, a wholly owned subsidiary of the Company, entered into a secured revolving credit facility agreement (the “Citibank Credit Facility”) with Citibank, N.A., as lender, to borrow

US Direct Lending Fund-U Inc.	December 31, 2024

up to $150.0 million, with options to increase the financing commitment up to $300.0 million. In the absence of any events of default, the borrowing and repayment period will terminate on October 6, 2025. Subsequent to this period, outstanding borrowings are subject to periodic mandatory repayments through the final maturity date of October 6, 2026.

On October 18, 2024, KKR US EVDL Funding LLC entered into Amendment No. 1 to the Citibank Credit Facility, amending the spread from 2.85% to 2.25% and extending the final maturity date to October 7, 2027. No other material terms were altered as a result of this amendment.

The Citibank Credit Facility accrues interest based on the Secured Overnight Financing Rate, or a base rate applicable to each currency’s borrowing, plus a spread of 2.25%. Commitment fees accrue at a rate of 0.50%, 0.75% or 1.50%, depending on the utilization levels. The Citibank Credit Facility contains certain financial, collateral, and operating covenants that require the maintenance of ratios and benchmarks throughout the borrowing period. As of December 31, 2024, the Company complied with these covenants. The fair value of the Citibank Credit Facility approximates its carrying value due to variable interest rates that periodically reset to market rates. The fair value was determined using Level 2 inputs in the fair value hierarchy.

The components of interest expense and average interest rates (i.e., base interest rate in effect plus the spread) for the Citibank Credit Facility for the year ended December 31, 2024 were as follows:

Stated interest expense	$6,547
Unused commitment fees	430
Amortization of deferred financing costs	470

Total interest expense	$7,447

Weighted average interest rate	6.84%
Average borrowings outstanding	$81,668

In accordance with the 1940 Act, the Company is allowed to borrow amounts such that its asset coverage equals at least 300% after such borrowing. The following table sets forth certain information regarding the Company’s senior securities as of December 31, 2024. The Company’s senior securities are comprised solely of outstanding indebtedness of the Citibank Credit Facility, which constitutes a “senior security” as defined in the 1940 Act.

As of	Total Amount Outstanding	Asset Coverage Per $1,000(1)

December 31, 2023	$125,750	$3,122

December 31, 2024	$114,657	$9,217

(1)

Asset covered per $1,000 of debt is calculated by subtracting the Company’s liabilities and indebtedness not representing senior securities from the Company’s total assets, dividing the result by the aggregate amount of the Company’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

11.  Segment Reporting

The Chief Executive Officer acts as the Company’s CODM and is responsible for assessing performance and allocating resources with respect to the Company. The CODM has concluded that the Company operates as a single operating segment based on the fact that the Company has a single investment strategy as disclosed in its prospectus, against which the CODM assesses the performance. The financial information provided to and reviewed by the CODM, including the measure of segment profit and segment asset, is presented within the Company’s consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

12.  Subsequent Events

Subsequent events after the reporting date have been evaluated through the date the consolidated financial statements were issued. The Company has concluded that there is no event requiring adjustment or disclosure in the consolidated financial statements.

US Direct Lending Fund-U Inc.	December 31, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of KKR US Direct Lending Fund-U Inc.:

Opinion on the Consolidated Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of KKR US Direct Lending Fund-U Inc. (the “Company”), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets and the financial highlights for the year then ended and for the period October 12, 2023 (commencement of operations) through December 31, 2023, and the related notes. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Company as of December 31, 2024, the consolidated results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period October 12, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements and the financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the custodian, loan agents, borrowers, and brokers; when replies were not received from loan agents, borrowers, and brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

February 27, 2025

We have served as the auditor of one or more investment companies within the group of investment companies since 2013.

US Direct Lending Fund-U Inc.	December 31, 2024

Directors and Officers

Directors of the Company

Below is a list of the Company’s Directors and their present positions and principal occupations during the past five years. Directors who are not deemed to be “interested persons” of the Company as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The term “Fund Complex” includes the registered investment companies advised by the Adviser or its affiliates as of the date of this report.

Name, Year of Birth and Address(1)	Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past five Years	Number of Registered Investment Companies in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)

Interested Director
Ryan L.G. Wilson, (1977)	Director and Chair	Indefinite term; 2023 to present	Managing Director, KKR (since 2006).	2	KKR Enhanced US Direct Lending Fund-L Inc.

Independent Directors
Catherine B. Sidamon-Eristoff, (1964)	Director	Indefinite term; 2023 to present	Treasurer and Board Member, C-Change Conversations (non-profit organization since 2017); Board Member, FlexPaths LLC (workplace strategy and consulting firm since 2008); Managing Director, Constellation Wealth Advisors (financial services firm) (2007-2015).	4	KKR Enhanced US Direct Lending Fund-L Inc.

James H. Kropp, (1949)	Director	Indefinite term; 2023 to present	Trustee, AMH (formerly American Homes 4 Rent) (since 2012); Director, FS KKR Capital Corp. (since 2018); Director, KKR Real Estate Select Trust Inc. (since 2020); Director, PS Business Parks Inc. (1998 – 2021); CFO, Microproperties LLC (2012 – 2019); CIO, SLKW Investments LLC (2009 – 2019).	3	AMH (formerly American Homes 4 Rent); PS Business Parks, Inc.; FS KKR Capital Corp.; KKR FS Income Trust; KKR FS Income Trust Select; KKR Enhanced US Direct Lending Fund-L Inc.

US Direct Lending Fund-U Inc.	December 31, 2024

Name, Year of Birth and Address(1)	Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past five Years	Number of Registered Investment Companies in Fund Complex Overseen by Director(2)	Other Directorships Held by Director(3)
Elizabeth J. Sandler, (1970)	Director	Indefinite term; 2023 to present	CEO, Echo Juliette LLC (since 2019); NED, essensys PLC (since 2020); Board Member, Scholars of Finance (since 2020); Managing Director, The Blackstone Group (2016 -2018).	2	FS KKR Capital Corp.; KKR FS Income Trust; KKR FS Income Trust Select; KKR Enhanced US Direct Lending Fund-L Inc.

(1)	Each Director may be contacted by writing to the Director, c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.

(2)	The Fund Complex is comprised of the Company, KKR Real Estate Select Trust Inc., KKR Credit Opportunities Portfolio, KKR Income Opportunities Fund and KKR Asset Based Income Fund Inc.

(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) or other investment companies registered under the 1940 Act.

US Direct Lending Fund-U Inc.	December 31, 2024

Officers of the Company

Below is a list of the officers of the Company and their present positions and principal occupations during the past five years. Officers are annually elected by the Directors.

Name and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
George Mueller (1982)	President and Chief Executive Officer	Since Inception	Partner, KKR Credit Advisors (US) LLC (since 2009).

Thomas Murphy (1966)	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since Inception	Managing Director, (Finance & Accounting), KKR Credit Advisors (US) LLC (since 2012); Chief Financial Officer, KKR Financial Holdings LLC (since 2015); Chief Accounting Officer, KKR Financial Holdings LLC (since 2009).

Michael Nguyen (1982)	Chief Compliance Officer	Since Inception	Director, KKR Credit Advisors (US) LLC (since 2013); Secretary and Vice President, KKR Credit Opportunities Portfolio (2019- 2022).

Lori Hoffman (1988)	Secretary and Vice President	Since Inception	Director, KKR Credit Advisors (US) LLC (since 2020); Associate, Dechert LLP (2013-2020).

(1)	Each Officer may be contacted by writing to the Officer, c/o KKR Credit Advisors (US) LLC, 555 California Street, 50th Floor, San Francisco, California 94104, Attn: General Counsel.

US Direct Lending Fund-U Inc.	December 31, 2024

Additional Information

FEDERAL TAX INFORMATION

For the fiscal year ended December 31, 2024, certain dividends paid by the Company may be subject to a maximum rate of 20.0%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0%.

For corporate shareholders, the percent of ordinary income distributions qualifying for corporate dividends received deduction for the fiscal year ended December 31, 2024 was 0.0%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for fiscal year ended December 31, 2024 was 1.07%.

The percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871 (k)(1)(C) for fiscal year ended December 31, 2024 was 98.33%.

Pursuant to Section 853 of the Internal Revenue Code, the Company did not designate any amounts as foreign taxes paid for the fiscal year ended December 31, 2024. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

US Direct Lending Fund-U Inc.	December 31, 2024

Privacy Notice

Protection and Security of Your Personal Information

Kohlberg Kravis Roberts & Co. L.P. (“KKR”) respects our investors’ right to privacy. All financial companies choose how they share personal information. Consumers have the right under U.S. federal law to limit some, but not all, sharing of personal information. U.S. federal law also requires us to inform you how we collect, share and protect your personal information. Investors may also have additional limiting rights under their respective State’s law. This notice is provided by KKR, its affiliates, and funds (“KKR”, “we”, or “us”). Please read this notice carefully to understand what we do, and call us at (888) 712-0118 or email us at dataprivacyoffice@kkr.com if you have any questions.

The Personal Information We Collect and How We Collect It

We collect the following types of personal information about individuals who are our investors:

•

Information we receive from investors in subscription agreements, questionnaires and in other forms, such as name, address, account information, social security number, the types and amounts of investments, statements of net worth, telephone number, and other contact information;

•	Information we receive from investors, affiliates and other companies about investors’ transactions with us, our affiliates, or other financial institutions with which we have relationships; and

•	Information we receive from third parties such as demographic information and information collected to comply with law and regulation.

How and Why We Share Personal Information

This section lists reasons why financial companies can share their customers’ personal information. With respect to each reason, we explain whether KKR chooses to share for this reason and, if we do share, whether you can limit this sharing.

•	For everyday business purposes: KKR shares personal information for everyday business purposes, such as to
•	process your transactions;
•	provide financial products or services to you;
•	maintain your investment(s);
•	secure business services, including printing, mailing, and processing or analyzing data;
•	secure professional services, including accounting and legal services; or
•	respond to court orders and legal investigations.

You cannot limit sharing by KKR for everyday business purposes.

•	For our marketing purposes: KKR shares personal information for our marketing purposes so that we can offer products and services to you. You cannot limit sharing by KKR for this reason.

•	For joint marketing with other financial companies: KKR does not share personal information for joint marketing with other financial companies.

US Direct Lending Fund-U Inc.	December 31, 2024

•

For use by affiliates in providing products and services to you: KKR shares personal information for our affiliates’ use in providing you with products and services that meet your financial services needs. You cannot limit sharing by KKR for this reason.

•

For the everyday business purposes of affiliates: KKR does not share personal information, including information, about your credit worthiness, with our affiliates for their everyday business purposes.

•	For use by affiliates to market to you: KKR does not share personal information with affiliates so that they can market to you.

•	For use by non-affiliates to market to you: KKR does not share personal information with non-affiliates so that they can market to you.

U.S. Federal law gives you the right to limit sharing of your personal information only for use (i) by affiliates everyday business purposes (information about your creditworthiness), (ii) by affiliates to market to you, and (iii) by non-affiliates to market to you. U.S. State laws and individual companies may give you additional rights to limit sharing.

How We Protect Your Personal Information

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Definitions

Affiliates: Companies related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with our affiliates, except to provide you products and services that meet your financial needs.

Non-affiliates: Companies not related by common ownership or control. They can be financial and nonfinancial companies. KKR does not share with non-affiliates so they can market to you.

Joint Marketing: A formal agreement between nonaffiliated financial companies that together market financial products and services to you. KKR does not jointly market.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 19(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors (“Board”) has determined that there is at least one audit committee financial expert serving on its audit committee (“Audit Committee”).

(a)(2) James H. Kropp, a member of the Audit Committee, is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

●	Deloitte & Touche LLP billed the Company aggregate fees for services rendered to the Company for the fiscal year as follows:

	12/31/2024	12/31/2023
(a)Audit Fees	$465,400	$250,000
(b)Audit-Related Fees	$42,400	$0
(c)Tax Fees	$26,250	$11,610
(d)All Other Fees	N/A	N/A

(e)(1)

The Audit Committee pre-approves, to the extent required by applicable regulations (including paragraph (c)(7) of Rule 2-01 of Regulation S-X), (i) all audit and permitted non-audit services rendered by the independent accountants to the registrant and (ii) all non-audit services rendered by the independent accountants to the registrant’s investment adviser and to certain affiliates of the investment adviser.

(e)(2)	The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	12/31/2024	12/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	N/A	N/A

(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by Deloitte & Touche LLP for the fiscal years ended December 31, 2023 and December 31, 2024 were $11,610 and $68,650, respectively.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrant.

(a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee consists of the following Board members: Catherine B. Sidamon-Eristoff, James H. Kropp and Elizabeth J. Sandler.

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s proxy voting and corporate actions policy and procedures are as follows:

The Board has delegated the day-to-day responsibility to the Adviser to vote the Company’s proxies. The Adviser will vote proxies according to the proxy voting policies and procedures (“Proxy Policy”) currently in effect as of the date of this Confidential Private Placement Memorandum, a copy of which appears below. These guidelines are reviewed periodically by the Adviser as well as the Board, and, accordingly, are subject to change.

Proxy Policies

The Adviser will have the responsibility of voting proxies and corporate actions that it receives on behalf of the Company. Proxy proposals received by the Adviser and designated in its Proxy Policy as “For” or “Against” will be voted by the Adviser in accordance with the Proxy Policy. Proxy proposals received by the Adviser and designated in the Proxy Policy as “Case by Case” (or not addressed in the Proxy Policy) and all corporate actions will be reviewed by the Adviser and voted in the best interest of the Company. Notwithstanding the foregoing, the Adviser may vote a proxy contrary to the Proxy Policy if the Adviser, with the assistance of the analyst who is in charge of the issuer, determines that such action is in the best interest of the Company. In the event that the Adviser votes contrary to the Proxy Policy or with respect to “Case by Case” issues, the Adviser, with the assistance of the analyst who is in charge of the issuer, will document the basis for the Adviser’s decision.

In addition, the Adviser may choose not to vote proxies or corporate actions in certain situations, such as: (i) where the Company has informed the Adviser that it wishes to retain the right to vote the proxy or corporate action; (ii) where the Adviser deems the cost of voting would exceed any anticipated benefit to the Company; or (iii) where a proxy or corporate action is received by the Adviser for a security it no longer manages on behalf of the Company. The Adviser with the assistance of the analyst who is in charge of the issuer will document for the basis of the Adviser’s decision not to vote.

The Adviser may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The Adviser, its affiliates and/or its employees may also occasionally have business or personal relationships with the proponents of proxy proposals, participants in proxy contests, corporate directors and officers or candidates for directorships. If at any time, the Adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the Adviser’s Conflicts Committee (“Conflicts Committee”), or its designee, must be notified. Provided the Conflicts Committee has determined that a conflict or potential for a conflict exists, the proxy must be voted in alignment with the recommendation set forth by Institutional Shareholder Services Inc. Appropriate documentation will be maintained by the Conflicts Committee.

Proxy Voting Records

Information on how the Company voted proxies (if any) relating to portfolio securities during the most recent 12-month period will be available without charge by calling toll-free (866) 514-4499 or on the SEC’s website at http://www.sec.gov.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Investment Management Team

The Company is positioned, under the management of the Adviser, to take advantage of the full resources of KKR’s global network. With approximately 460 KKR Credit employees in its business, including approximately 190 dedicated investment professionals, the Adviser’s investment teams seek to leverage KKR’s private equity experience and extensive industry relationships in making strong investment choices on behalf of its clients. The investment professional of the Adviser who has primary responsibility for day-to-day management and oversight of the Company is Daniel Pietrzak.

Daniel Pietrzak joined KKR in 2016 and is a Partner and serves as the Global Head of Private Credit and a portfolio manager for KKR’s private credit funds and portfolios. Mr. Pietrzak is Chief Investment Officer of the KKR / FS Investments joint venture and

Co-President and Chief Investment Officer for FS KKR Capital Corp. (FSK), which trades on the NYSE. He also serves on the board of directors of FSK and several of the Adviser’s portfolio companies, including Oodle Car Finance, Pepper and Toorak Capital Partners. Prior to joining KKR, Mr. Pietrzak was a managing director and the co-head of Deutsche Bank’s structured finance business across the Americas and Europe. Previously, Mr. Pietrzak held various roles in the credit businesses of Societe Generale and CIBC World Markets. Mr. Pietrzak started his career at PricewaterhouseCoopers in New York. Mr. Pietrzak holds an M.B.A. in Finance from The Wharton School of the University of Pennsylvania and a B.S. in Accounting from Lehigh University. Mr. Pietrzak serves on the Dean’s Advisory Council for the Lehigh University College of Business, is a member of the Advisory Board of the Scholars of Finance and serves on the Board of Directors of First Tee – Metropolitan New York.

Mr. Pietrzak is supported not only by personnel of the Adviser, but also by having access to the global platform of KKR, which has over 750 investment professionals across public and private markets. KKR’s investment professionals provide access to an established platform for evaluating investments, managing risk and focusing on opportunities and are organized in industry-specific teams that conduct their own primary research and develop views on industry themes and trends. These investment professionals are also supported by an Investment Committee comprised of senior personnel that exercises oversight over, and provides insight to, the investment activities of the Company.

(a)(2) Other Accounts Managed by Portfolio Manager.

The portfolio manager primarily responsible for the day-to-day management of the Company also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2024: (i) the number of registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager and (ii) the total assets under management (“AUM”) of such companies, vehicles and accounts, and the number and total AUM of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Daniel Pietrzak

	Number of Accounts	Assets of Accounts (in millions)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in millions)

Registered Investment Companies	2	1,426	-	-

Pooled Investment Vehicles Other Than Registered Investment Companies	18	82,149	16	19,852

Other Accounts	22	4,718	16	4,018

(a)(2)(iv) Potential Conflicts of Interests

The Adviser will experience conflicts of interest in connection with the management of the Company, including, but not limited to, those discussed below. Dealing with conflicts of interest is complex and difficult, and new and different types of conflicts may subsequently arise.

The members, officers and other personnel of the Adviser allocate their time, resources and other services between the Company and other investment and business activities in which they are involved, including other funds, investment vehicles and accounts managed by KKR. The Adviser intends to devote such time as shall be necessary to conduct the Company’s business affairs in an appropriate manner. However, the Adviser will continue to devote the time, resources and other services necessary to managing its other investment and business activities, and the Adviser is not precluded from conducting activities unrelated to the Company. Substantial time will be spent by such members, officers and personnel monitoring the investments of other funds, investment vehicles and accounts managed by KKR.

The Adviser will, at times, compete with certain of its affiliates, including other entities it manages, for investments for the Company, subjecting the Adviser to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Company’s behalf. The Adviser will receive advisory and other fees from the other entities it manages, and due to fee-offset provisions contained in the management agreements for such entities, the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and the Adviser will have an incentive to favor entities from which it receives higher fees.

The Company has adopted the Adviser’s allocation policy, which is designed to fairly and equitably distribute investment opportunities over time among funds or pools of capital managed by the Adviser, which may include proprietary accounts, including investment or co-investment vehicles established for personnel of KKR or its affiliates. The Adviser’s allocation policy provides that once an investment has been approved and is deemed to be in the Company’s best interest, the Company will receive a pro rata share of the investment based on capital available for investment in the asset class being allocated. Determinations as to the amount of capital available for investment are based on such factors as: the amount of cash on-hand, existing commitments and reserves, the targeted leverage level, the targeted asset mix and diversification requirements, other investment policies and restrictions and limitations imposed by applicable laws, rules, regulations or interpretations. The outcome of this determination will result in the allocation of all, some or none of an investment opportunity to the Company. In addition, subject to applicable law, affiliates of the Adviser will, from time to time, invest in one of the Company’s portfolio companies and hold a different class of securities than the Company. To the extent that an affiliate of the Adviser holds a different class of securities than the Company, its interests might not be aligned with the Company’s. Notwithstanding the foregoing, the Adviser will act in the best interest of the Company in accordance with its fiduciary duty to the Company.

The appropriate allocation among the Company and other KKR funds and accounts of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one KKR fund or account participates. The Adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the Company bearing more or less of these expenses than other participants or potential participants in the relevant investments.

The compensation payable by the Company to the Adviser will be approved by the Board consistent with the exercise of the requisite standard of care applicable to trustees under state law. Such compensation is payable, in most cases, regardless of the quality of the assets acquired, the services provided to the Company or whether the Company makes distributions to Shareholders.

The Adviser and its affiliates will, at times, provide a broad range of financial services to companies in which the Company invests, in compliance with applicable law, and will generally be paid fees for such services. In addition, affiliates of the Adviser could act as an underwriter or placement agent in connection with an offering of securities by one of the companies in the Company’s portfolio. Any compensation received by the Adviser and its affiliates for providing these services will not be shared with the Company and could be received before the Company realizes a return on its investment. The Adviser will face conflicts of interest with respect to services performed for these companies, on the one hand, and investments recommended to the Company, on the other hand.

KKR engages in a broad range of business activities and invests in portfolio companies and other issuers whose operations could be substantially similar to the issuers of the Company’s portfolio investments. The performance and operation of such competing businesses could conflict with and adversely affect the performance and operation of the issuers of the Company’s portfolio investments and could adversely affect the prices and availability of business opportunities or transactions available to these issuers.

From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, or with exemptive relief the Company receives from the SEC, if any, the Company and other clients for which the Adviser provides investment management services or carries on investment activities (including, among others, clients that are employee benefit plans subject to ERISA and related regulations) will make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities. These investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities held by the Company and such other clients, including in the case of financial distress of the investment entity.

KKR and the Adviser sponsor and advise, and expect in the future to sponsor and advise, a broad range of investment funds, vehicles and other accounts, including proprietary vehicles, that make investments worldwide. KKR will, from time to time, also make investments for its own account, including, for example, through investment and co-investment vehicles established for KKR personnel and associates. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships (including, among others, relationships with clients that are employee benefit plans subject to ERISA and related regulations) or from engaging in other business activities, even to the extent such activities are in competition with the Company and/or involve substantial time and resources of the Adviser. For example, the Adviser could invest, on behalf of an affiliated fund, in a company that is a competitor of one of the Company’s portfolio companies or that is a service provider, supplier, customer or other counterparty with respect to one of the Company’s portfolio companies or the Adviser could, on behalf of other entities it manages, acquire assets originated by, or provide financing to, portfolio companies and other issuers in which the Company invests. In providing advice and recommendations to, or with respect to, such investments and in dealing in such investments on behalf of such other affiliated fund, to the extent permitted by law, the Adviser or its affiliates will not take into consideration the interests of the Company and its portfolio investments and issuers thereof. Accordingly, such advice, recommendations and dealings will result in conflicts of interest for the Adviser. In addition, the Adviser’s ability to effectively implement the Company’s investment strategies will be limited to the extent that contractual obligations relating to these permitted activities restrict the Adviser’s ability to engage in transactions that it would otherwise be interested in pursuing. Affiliates of the Adviser, whose primary business includes the origination of investments, engage in investment advisory business with accounts that compete with the Company.

The Adviser and its affiliates will, from time to time, give advice and recommend securities to other clients that differs from, or is contrary to, advice given to or securities recommended or bought for the Company even though their investment objectives are similar to the Company’s.

To the extent not restricted by confidentiality requirements or applicable law, the Adviser will, from time to time, apply experience and information gained in providing services to the Company’s portfolio companies in providing services to competing companies invested in by affiliates’ other clients, which could have adverse consequences for the Company or its portfolio investments. In addition, in providing services in respect of such portfolio companies and other issuers of portfolio investments, the Adviser or its affiliates will, from time to time, come into possession of information that it is prohibited from acting on (including on behalf of the Company) or disclosing as a result of applicable confidentiality requirements or applicable law, even though such action or disclosure would be in the interests of the Company.

As a registered investment company, the Company will be limited in its ability to invest in any investment in which the Adviser or its affiliates’ other clients have an investment. The Company will also be limited in its ability to co-invest with the Adviser or one or more of its affiliates. Some of these co-investments would only be permitted pursuant to an exemptive order from the SEC. On January 5, 2021, the SEC issued an exemptive order granting exemptive relief that expanded the Company’s ability to co-invest with certain of its affiliates in privately negotiated transactions subject to the conditions specified in the exemptive order.

Global Atlantic Financial Group Limited (“Global Atlantic”), a retirement and life insurance company, is wholly-owned by KKR, and operates as a KKR subsidiary and standalone business. KKR, including the Adviser, serves as Global Atlantic’s investment manager. KKR, including the Adviser, generally expects to treat any Global Atlantic account as a client account for the purposes of allocating investment opportunities and related fees and expenses. Certain Global Atlantic accounts may co-invest alongside the Company in some or all investments in the Company’s Private Credit Strategy. Due to the limited nature of many Private Credit investment opportunities, the Adviser expects that participation by Global Atlantic accounts in co-investment transactions will generally reduce the allocations otherwise available to other co-investing accounts, including the Company. The establishment of Global Atlantic accounts investing directly in the Private Credit Strategy investments will create a conflict of interest in that KKR will be incentivized to allocate more attractive investments and scarce investment opportunities to these proprietary entities and accounts rather than to the Company. To mitigate this conflict, KKR will allocate investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates (including the Adviser), as described above, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time.

The Company depends to a significant extent on the Adviser’s access to the investment professionals and senior management of KKR and the information and deal flow generated by the KKR investment professionals and senior management during the normal course of their investment and portfolio management activities. The senior management and the investment professionals of the Adviser source, evaluate, analyze and monitor the Company’s investments. The Company’s future success will depend on the continued service of the senior management team and investment professionals of the Adviser.

The Adviser’s relationship with other advisory clients and with KKR could create a conflict of interest to the extent the Adviser becomes aware of inside information concerning investments or potential investment targets. KKR has adopted information-sharing policies and procedures which address both (i) the handling of confidential information and (ii) the information barrier that exists between the public and private sides of KKR. KKR has compliance functions to administer KKR’s information-sharing policies and procedures and monitor potential conflicts of interest. The Company cannot assure its investors, however, that these procedures and practices will be effective. Although the Company plans to leverage KKR’s firm-wide resources to help source, conduct due diligence on, structure, syndicate and create value for the Company’s investments (to the extent permitted by applicable law), KKR’s information-sharing policies and procedures referenced above, as well as certain legal, contractual and tax constraints, could significantly limit KKR’s ability to do so. For example, from time to time KKR’s personnel will be in possession of material non-public information with respect to the Company’s investments or potential investments, and as a result, such professionals will be restricted by KKR’s information-sharing policies or by law or contract, from sharing such information with the KKR professionals responsible for making the Company’s investment decisions, even where the disclosure of such information would be in the best interest of the Company or would otherwise influence the decisions taken by such investment professionals with respect to such investment or potential investment. In addition, this conflict and these procedures and practices could limit the freedom of the Adviser to enter into or exit from potentially profitable investments for the Company which could have an adverse effect on the Company’s results of operations. Conversely, the Adviser could pursue investments for the Company without obtaining access to confidential information otherwise in its or KKR’s possession, which information, if reviewed, might otherwise impact the Adviser’s judgment with respect to such investments. Accordingly, as a result of such restrictions, the investment activities of KKR’s other businesses will differ from, or be inconsistent with, the interests of and activities that are undertaken for the Company and there can be no assurance that the Company will be able to fully leverage all of the available resources and industry expertise of KKR’s other businesses. Additionally, there will be circumstances in which one or more individuals associated with the Adviser will be precluded from providing services to the Company because of certain confidential information available to those individuals or to other parts of KKR.

The nature of the Adviser’s businesses and the participation by its employees in creditors’ committees, steering committees or boards of directors of portfolio companies will, from time to time, result in the Adviser receiving material non-public information from time to time with respect to publicly held companies or otherwise becoming an “insider” with respect to such companies. With limited exceptions, KKR does not establish information barriers between its internal investment teams. Trading by KKR on the basis of such information, or improperly disclosing such information, could be restricted pursuant to applicable law and/or internal policies and procedures adopted by KKR to promote compliance with applicable law. Accordingly, the possession of “inside information” or “insider” status with respect to such an issuer by KKR or KKR personnel could, including where an appropriate information barrier does not exist between the relevant investment professionals or has been “crossed” by such professionals, significantly restrict the ability of the Adviser to deal in the securities of that issuer on behalf of the Company, which could adversely impact the Company, including by preventing the execution of an otherwise advisable purchase or sale transaction in a particular security until such information ceases to be regarded as material non-public information, which could have an adverse effect on the overall performance of such investment. In addition, affiliates of KKR in possession of such information could be prevented from disclosing such information to the Adviser, even where the disclosure of such information would be in the interests of the Company. From time to time, the Adviser will also be subject to contractual “stand-still” obligations and/or confidentiality obligations that restrict its ability to trade in certain securities on behalf of the Company. In certain circumstances, the Company or the Adviser will engage an independent agent to dispose of securities of issuers in which KKR could be deemed to have material non-public information on behalf of the Company. Such independent agent could dispose of the relevant securities for a price that is lower than the Adviser’s valuation of such securities which could take into account the material non-public information known to KKR in respect of the relevant issuer

The Adviser could develop new businesses such as providing investment banking, advisory and other services to corporations, financial sponsors, management or other persons. Such services could relate to transactions that could give rise to investment opportunities that are suitable for the Company. In such case, the Adviser’s client would typically require the Adviser to act exclusively on its behalf, thereby precluding the Company from participating in such investment opportunities. The Adviser would not be obligated to decline any such engagements in order to make an investment opportunity available to the Company. In addition, the Adviser could come into the possession of information through these new businesses that limits the Company’s ability to engage in potential transactions.

The 1940 Act limits the Company’s ability to invest in, or hold securities of, companies that are controlled by funds managed by KKR. Any such investments could create conflicts of interest between the Company, the Adviser and KKR. The Adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the Adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the Adviser or KKR holds a different class of securities than the Company, the interest of such client and the Company might not be aligned. As a result of these conflicts and restrictions, the Adviser could be unable to implement the Company’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the Adviser could choose to exit these investments prematurely and, as a result, the Company would forgo any future positive returns associated with such investments.

Certain other KKR client accounts or proprietary accounts have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the Company, or compete with, or have interests adverse to, the Company. This type of conflict could affect the prices and availability of the securities or interests in which the Company invests. KKR will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other KKR client accounts or proprietary accounts that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the Company. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other KKR client accounts or proprietary accounts and the Company or the regulatory status of other KKR client accounts and any related restrictions or obligations imposed on KKR as a fiduciary thereof. Such advice and actions could adversely impact the Company.

KKR, for its own account or for the account of other KKR clients, could enter into real estate-related transactions with Company portfolio companies. Such transactions could include, for example, buying or selling real estate assets, acquiring or entering into leasing arrangements or amending such arrangements or transferring options or rights of first refusal to acquire real estate assets. Such transactions, which do not involve securities, are not governed by restrictions on principal transactions and cross transactions but are subject to specific policies and procedures established by KKR to manage related conflicts.

The 1940 Act prohibits the Company from participating in certain transactions with certain of its affiliates including an Adviser-affiliated broker-dealer. The Company generally is prohibited, for example, from buying or selling any securities from or to another client of the Adviser or of KKR. The 1940 Act also prohibits certain “joint” transactions with certain of the Company’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times to the extent the transaction involves jointness) or transactions in which a broker-dealer affiliated with the Adviser participates as principal with the Company. If a person acquires more than 25% of the Company’s voting securities, the Company will generally be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons. Similar restrictions limit the Company’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Company will be limited. These investment opportunities will generally be made available to other funds, vehicles and accounts advised by the Adviser that are not subject to similar restrictions under the 1940 Act.

The Company’s Shareholders are based in a wide variety of jurisdictions and take a wide variety of forms. Accordingly, they could have conflicting regulatory, legal, investment, tax and other interests with respect to their investments in the Company. The conflicting interests of individual Shareholders relate to or arise from, among other things, the nature of investments made by the Company, the selection, structuring, acquisition and management of investments, the timing of disposition of investments, internal investment policies of the Shareholders and their target risk/return profiles. As a consequence, conflicts of interest could arise in connection with decisions made by the Adviser, including with respect to the nature or structuring of investments, which could be more beneficial for one Shareholder than for another Shareholder, especially with respect to Shareholders’ individual tax situations. In addition, the Company could make investments that have a negative impact on related investments made by the Company in separate transactions. In selecting and structuring investments appropriate for the Company, the Adviser will consider the investment and tax objectives of the Company and its Shareholders as a whole, not the investment, tax or other objectives of any Shareholder individually.

Each of the Adviser and the other investment advisers and/or investment managers affiliated with KKR will deal with conflicts of interest using its best judgment, but in its sole discretion. When conflicts arise between the Company and another affiliated fund, the Adviser will represent the interests of the Company and the other participating affiliated adviser will represent the interests of the affiliated fund it sponsors, manages or advises. In resolving conflicts, the Adviser and the other affiliated advisers will consider various factors, including applicable restrictions under the 1940 Act, the interests of the funds and accounts they advise in the context of both the immediate issue at hand and the longer term course of dealing among the Company and the other affiliated fund. As with all conflicts involving the Company, the Adviser’s determination as to which factors are relevant and the resolution of such conflicts will be made in the Adviser’s sole discretion except as required by the 1940 Act or by the governing documents of the Company. Although the Adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the Adviser will be able to resolve all conflicts in a manner that is favorable to the Company.

(a)(3) Portfolio Manager Compensation.

Consistent with KKR’s global, integrated culture, KKR has one firm-wide compensation and incentive structure based on a global profit and loss statement, which covers the portfolio manager. KKR’s compensation structure is designed to align the interests of the investment personnel serving the Company with those of the Company’s Shareholders and to give everyone a direct financial incentive to ensure that all of KKR’s resources, knowledge and relationships around the world are utilized to maximize risk-adjusted returns for each strategy.

Each of KKR’s senior executives, including the portfolio manager responsible for the day-to-day management of the Company, receives a base salary and is eligible for a cash bonus and equity compensation, as well as additional incentives including “dollars at work” in KKR fund investments (other than the Company) and equity compensation. The cash bonus, equity compensation and “dollars at work” are discretionary, and “dollars at work” and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the KKR Management Committee based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

(a)(4) Disclosure of Securities Ownership

As of the fiscal year ended December 31, 2024, the portfolio manager beneficially owned the following shares of the Company:

Portfolio Manager	Dollar ($) Range of Equity Securities Beneficially Owned
Daniel Pietrzak	None

(b)	Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the Company or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act of shares or other units of any class of the Company’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Board, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) The Code of Ethics, as amended, is filed herewith.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KKR US Direct Lending Fund-U Inc.

By (Signature and Title)*	/s/ George Mueller
George Mueller, President and Chief Executive Officer
(principal executive officer)

Date March 7, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George Mueller
George Mueller, President and Chief Executive Officer
(principal executive officer)

Date March 7, 2025

By (Signature and Title)*	/s/ Thomas Murphy
Thomas Murphy, Chief Financial Officer, Chief
Accounting Officer and Treasurer
(principal financial officer)

Date March 7, 2025

* Print the name and title of each signing officer under his or her signature.